UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant  |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_| Preliminary Proxy Statement
|_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
    RULE 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss.240.14a-12

                                  VAN ECK FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1) Title of each class of securities to which transaction applies:


            --------------------------------------------------------------------
      (2)   Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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      (4)   Proposed maximum aggregate value of transaction:

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      (5)   Total fee paid:

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|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

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      (2)   Form, Schedule or Registration Statement No.:

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      (3)   Filing Party:

            --------------------------------------------------------------------
      (4)   Date Filed:

                              [VAN ECK GLOBAL LOGO]

                                  VAN ECK FUNDS
                                 99 PARK AVENUE
                            NEW YORK, NEW YORK 10016

January 27, 2006

Dear Shareholders:

Enclosed you will find several documents being provided to you in connection with a Special Meeting of Shareholders ("Meeting") of each series of Van Eck Funds, to be held at 99 Park Avenue, 8th Floor, New York, New York on March 6, 2006 at 10:00 a.m. New York Time. We hope this material will receive your immediate attention and that, if you cannot attend the meeting in person, you will vote your proxy promptly.

The Meeting is being held to obtain a vote: (a) to elect Trustees; (b) to modernize the investment restrictions of each series of Van Eck Funds; and (c) to amend the Master Trust Agreement. Shareholders of each series of Van Eck Funds are being asked to vote on the proposals that affect their fund as outlined in the attached Proxy Statement.

THE TRUSTEES BELIEVE THAT THESE CHANGES ARE IN THE BEST INTERESTS OF EACH SERIES OF VAN ECK FUNDS AND THEIR SHAREHOLDERS AND RECOMMEND THAT YOU VOTE IN FAVOR OF EACH PROPOSAL THAT APPLIES TO YOUR FUND.

The Notice of Special Meeting of Shareholders, the accompanying Proxy Statement, and the proxy card for your fund are enclosed. Please read them carefully. If you are unable to attend the meeting in person, we urge you to sign, date, and return the proxy card (or vote by telephone or the Internet) so that your shares may be voted in accordance with your instructions.

WE URGE YOU TO GIVE THE ENCLOSED MATERIAL YOUR PROMPT ATTENTION SO AS TO AVOID THE EXPENSE OF ADDITIONAL MAILINGS AND TELEPHONE SOLICITATIONS.

Your vote is important to us. Thank you for taking the time to consider these important proposals.

                                       Sincerely yours,


                                       /s/ Keith J. Carlson
                                       --------------------
                                       Keith J. Carlson
                                       Chief Executive Officer and President
                                       Van Eck Funds

                                  VAN ECK FUNDS
                              EMERGING MARKETS FUND
                             GLOBAL HARD ASSETS FUND
                        INTERNATIONAL INVESTORS GOLD FUND
                     99 PARK AVENUE NEW YORK, NEW YORK 10016
                        212-687-5200       1-800-826-2333

--------------------------------------------------------------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MARCH 6, 2006
--------------------------------------------------------------------------------

To the Shareholders:

     A Special Meeting of Shareholders ("Meeting") of Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund (each a "Fund" and collectively, the "Funds"), each a series of Van Eck Funds, will be held at 99 Park Avenue, 8th Floor, New York, New York on March 6, 2006 at 10:00 a.m. New York time. The Meeting is being held for the following purposes:

    (1)  To elect Trustees of the Trust;

    (2) To consider a series of proposals to modernize the investment restrictions of the Funds;

    (3)  To approve amendments to the Master Trust Agreement; and

    (4) To consider and act upon any other business that may properly come before the meeting or any adjournments thereof.

     The Proposals are discussed in greater detail in the attached Proxy Statement. You are entitled to vote at the Meeting and any adjournment thereof if you owned shares of one or more of the Funds at the close of business on January 5, 2006. If you attend the Meeting, you may vote your shares in person. Whether or not you intend to attend the Meeting in person, you may vote in any of the following ways:

    (1) MAIL: Vote, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope;

    (2) TELEPHONE: Have your proxy card available. You may vote by telephone by calling the number on your proxy card. Enter the 14-digit control number on the proxy card. (A confirmation of your telephone vote will be mailed to you.); or

    (3) INTERNET: Have your proxy card available. Vote on the Internet by accessing the website address on your proxy card. Enter your 14-digit control number from your proxy card. Follow the simple instructions found on the website.

                                       By order of the Board of Trustees,


                                       /s/ Joseph J. McBrien
                                       ---------------------
                                       Joseph J. McBrien
                                       Senior Vice President and Secretary
                                       Van Eck Funds

Dated:   January 27, 2006
New York, New York


--------------------------------------------------------------------------------
                        YOUR VOTE IS IMPORTANT NO MATTER
                            HOW MANY SHARES YOU OWN.

                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED ABOVE AND "FOR" OR "AGAINST" ANY OTHER MATTER ACTED UPON AT THE MEETING IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES. ALTERNATIVELY, YOU MAY VOTE YOUR PROXY BY TELEPHONE OR ON THE INTERNET IN ACCORDANCE WITH THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
--------------------------------------------------------------------------------

                                  VAN ECK FUNDS
                              EMERGING MARKETS FUND
                             GLOBAL HARD ASSETS FUND
                        INTERNATIONAL INVESTORS GOLD FUND
                     99 PARK AVENUE NEW YORK, NEW YORK 10016
                        212-687-5200       1-800-826-2333

                               -------------------
                                 PROXY STATEMENT
                               -------------------


                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MARCH 6, 2006

                                  INTRODUCTION

     This Proxy Statement is being furnished to the shareholders of Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund (each a "Fund" and collectively, the "Funds"), each a series of Van Eck Funds, a Massachusetts business trust, by the Board of Trustees ("Board") of Van Eck Funds ("Van Eck Funds" or the "Trust") in connection with the solicitation of shareholder votes by proxy to be voted at the Special Meeting of Shareholders or any adjournments thereof ("Meeting") to be held on March 6, 2006 at 10:00 a.m. New York Time at 99 Park Avenue, 8th Floor, New York, New York. It is expected that the Notice of Special Meeting, Proxy Statement and proxy card will be first mailed to shareholders on or about January 27, 2006.

     As more fully described in this Proxy Statement, the purpose of the Meeting is to vote on the following Proposals:

    (1)  To elect Trustees of the Trust;

    (2) To consider a series of proposals to modernize the investment restrictions of the Funds;

    (3)  To approve amendments to the Master Trust Agreement; and

    (4) To consider and act upon any other business that may properly come before the meeting or any adjournments thereof.

     Summarized below are the Proposals that shareholders of each Fund are being asked to consider:

--------------------------------------------------------------------------------
  FUND     PROPOSAL
--------------------------------------------------------------------------------
  ALL FUNDS
--------------------------------------------------------------------------------
           1     To elect Trustees to the Trust.
--------------------------------------------------------------------------------
           2-A   To modify the fundamental investment restriction on borrowing.
--------------------------------------------------------------------------------
           2-B   To modify the fundamental investment restriction on
                 underwriting.
--------------------------------------------------------------------------------
           2-C   To modify the fundamental investment restriction on lending.
--------------------------------------------------------------------------------
           2-D   To modify the fundamental investment restriction on senior securities.
--------------------------------------------------------------------------------
           2-E   To modify the fundamental investment restriction on real
                 estate.
--------------------------------------------------------------------------------
           2-F   To modify the fundamental investment restriction on
                 commodities.
--------------------------------------------------------------------------------
           2-G   To modify the fundamental investment restriction on
                 concentration.
--------------------------------------------------------------------------------
           2-H   To eliminate the fundamental investment restriction on real estate limited partnerships, oil, gas and minerals.
--------------------------------------------------------------------------------
           2-I   To eliminate the fundamental investment restriction on
                 investing for the purpose of exercising control.
--------------------------------------------------------------------------------
           2-J   To eliminate the fundamental investment restriction on issuers whose securities are owned by officers and trustees of the fund or its adviser.
--------------------------------------------------------------------------------
           3-B   To approve an amendment to the Master Trust Agreement to amend the liquidation provision.
--------------------------------------------------------------------------------
           3-C   To approve an amendment to the Master Trust Agreement to amend the reorganization provision.
--------------------------------------------------------------------------------
  INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------
           2-K   To eliminate the fundamentalinvestment restriction on margin.
--------------------------------------------------------------------------------
           2-L   To eliminate the fundamental investment restrictions on
                 restricted securities and repurchase agreements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  FUND     PROPOSAL
--------------------------------------------------------------------------------
           2-M To eliminate the fundamental investment restrictions on investment in other investment companies.
--------------------------------------------------------------------------------
           3-A To approve an amendment to the Master Trust Agreement to remove certain provisions.
--------------------------------------------------------------------------------
  EMERGING MARKETS FUND
  GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------
           2-N To eliminate the fundamental investment restriction on puts, calls, straddles and spreads.
--------------------------------------------------------------------------------

     If the enclosed proxy card is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. A proxy may nevertheless be revoked at any time prior to its use by written notification received by Van Eck Funds, by the execution of a subsequently dated proxy or by attending the Meeting and voting in person. However, if no instructions are specified on a proxy, shares will be voted "FOR" Proposals (1) through (3) listed above, and "FOR" or "AGAINST" any other matters acted upon at the Meeting in the discretion of the persons named as proxies.

     The close of business on January 5, 2006 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting ("Record Date").

     Each share will be entitled to one vote at the Meeting and fractional shares will be entitled to proportionate fractional votes. As of the Record Date, the following numbers of shares were outstanding with respect to each class of each Fund:

                  FUND                          NUMBER OF SHARES OUTSTANDING
----------------------------------              ----------------------------
Emerging Markets Fund                                  3,885,098.087
     Class A Shares                                    3,311,527.670
     Class C Shares                                      573,570.417
Global Hard Assets Fund                                9,435,847.824
     Class A Shares                                    7,038,952.123
     Class C Shares                                    2,396,895.701
International Investors Gold Fund                     24,721,269.399
     Class A Shares                                   23,865,601.903
     Class C Shares                                      855,667.496

     The following shareholders are shown on Van Eck Funds' records as owning more than 5% of the outstanding shares of any class of a Fund:

                                                                   PERCENTAGE OF
                           NAME AND ADDRESS OF         NUMBER OF     CLASS OF
     FUND AND CLASS         BENEFICIAL OWNER         SHARES OWNED   FUND OWNED
-----------------------    ---------------------     ------------  -------------
Emerging Markets Fund      MLPF&S for the Sole        324,265.916         9.79%
CLASS A                    Benefit of its Customers
                           4800 Deer Lake Drive
                           East, 3rd Floor
                           Jacksonville, FL
                           32246-6484

Emerging Markets Fund      Charles Schwab &           202,739.019         6.12%
CLASS A                    Co., Inc
                           ATTN: Mutual Funds
                           101 Montgomery Street
                           San Francisco, CA
                           94104-4122

Emerging Markets Fund      MLPF&S for the Sole        128,939.384        22.48%
CLASS C                    Benefit of its Customers
                           4800 Deer Lake Drive
                           East, 3rd Floor
                           Jacksonville, FL
                           32246-6484

Global Hard Assets Fund    MLPF&S for the Sole        842,797.405       11.974%
CLASS A                    Benefit of its Customers
                           4800 Deer Lake Drive
                           East, 3rd Floor
                           Jacksonville, FL
                           32246-6484

Global Hard Assets Fund    Stichting Kas Giro       1,781,183.130       25.306%
CLASS A                    Beleggingsrekening
                           FBO Stichting
                           Vermogensgiro
                           P.O. Box 24001,
                           Department 24893
                           1000 DB Amsterdam,
                           Netherlands

Global Hard Assets Fund    MLPF&S for the Sole        694,894.583       28.991%
CLASS C                    Benefit of its Customers
                           4800 Deer Lake Drive
                           East, 3rd Floor
                           Jacksonville, FL
                           32246-6484

                                                                   PERCENTAGE OF
                           NAME AND ADDRESS OF         NUMBER OF     CLASS OF
     FUND AND CLASS         BENEFICIAL OWNER         SHARES OWNED   FUND OWNED
-----------------------    ---------------------     ------------  -------------

International Investors    MLPF&S for the Sole      1,393,040.681       5.837%
Gold Fund                  Benefit of its Customers
CLASS A                    4800 Deer Lake Drive
                           East, 3rd Floor
                           Jacksonville, FL
                           32246-6484

International Investors    MLPF&S for the Sole        192,046.042      22.444%
Gold Fund                  Benefit of its Customers
CLASS C                    4800 Deer Lake Drive
                           East, 3rd Floor
                           Jacksonville, FL
                           32246-6484

     As of the Record Date, all of the Trustees and Officers of the Trust as a group owned approximately 1.93% of shares outstanding of International Investors Gold Fund (Class A)and approximately 3.94% of Emerging Markets Fund (Class A). As of the Record Date, all of the Trustees and Officers as a group owned less than 1% of shares outstanding of each of the other Funds and Classes.

     REQUIRED VOTE: The presence at the Meeting, in person or by proxy, of shareholders entitled to cast a MAJORITY of each Fund's outstanding shares is required for a quorum. In the event that a quorum is present at the Meeting but sufficient votes to approve the new items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. The affirmative vote of less than a majority of the votes entitled to be cast represented in person or by proxy is sufficient for adjournments. In such case, the persons named as proxies will vote those proxies that they are entitled to vote in favor of such item "FOR" such an adjournment, and will vote those proxies required to be voted against such item "AGAINST" such an adjournment. A shareholder vote may be taken on the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     The affirmative vote of a plurality of the votes cast at the Meeting on the election of Trustees is required to elect a Trustee. Each item of Proposal 2 requires approval by the lesser of (a) the vote of 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present, or (b) the vote of more than 50% of the outstanding shares (referred to herein as a "1940 Act Majority Vote"). Shareholders of each Fund will vote separately on each item of Proposal 2. Approval of each item of Proposal 3 to amend the Master Trust

Agreement, requires a 1940 Act Majority Vote. Shareholders of all Funds will vote as a single class on Proposals 3-B and 3-C. Shareholders of International Investors Gold Fund will vote as a single class on Proposal 3-A.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and with respect to which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present. Accordingly, abstentions and broker non-votes effectively will be a vote against an adjournment because the required vote is a percentage of the shares present at the Meeting. Abstentions and broker non-votes will also effectively be votes against each Proposal (with the exception of the Proposal to elect Trustees), because the required vote is a specified percentage of the votes cast at the Meeting. Abstentions and broker non-votes will have no effect on the Proposal to elect Trustees because such election is based on a plurality of the votes cast.

COPIES OF VAN ECK FUNDS' MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS MAY OBTAIN A FREE COPY OF VAN ECK FUNDS' ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004, INCLUDING AUDITED FINANCIAL STATEMENTS, AND/OR VAN ECK FUNDS' SEMI-ANNUAL REPORT FOR THE PERIOD ENDED JUNE 30, 2005, BY CALLING TOLL-FREE AT 1-800-544-4653 OR BY MAILING A WRITTEN REQUEST TO VAN ECK FUNDS, 99 PARK AVENUE, NEW YORK, NEW YORK 10016.

PROPOSAL 1: TO ELECT TRUSTEES.

     FUNDS TO WHICH THIS PROPOSAL APPLIES: ALL FUNDS

     Proposal No. 1 relates to the election of Trustees to the Board of the Trust at the Meeting. The Board is asking shareholders of the Trust to elect the following nominees as Trustees: Richard C. Cowell, Jon Lukomnik, David J. Olderman, Ralph F. Peters, Wayne H. Shaner, R. Alastair Short and Richard D. Stamberger. None of the nominees is an "interested person" of the Trust, as defined in the 1940 Act (such individuals are commonly referred to as "Independent Trustees").

     Each nominee has consented to serve as a Trustee and to being named in this Proxy Statement. If elected, each nominee will serve as an Independent Trustee until the next meeting of shareholders, if any, called for the purpose of electing Trustees or until the election and qualification of a successor. If a Trustee sooner dies, resigns, retires or is removed as provided in the organizational documents of the Trust, the Board may, in its discretion and subject to the 1940 Act, select another person to fill the vacant position. The Board has adopted a mandatory retirement policy for Independent Trustees. Under the mandatory retirement policy, an Independent Trustee shall resign from the Board by December 31 of the year by which he or she attains the age of 75, or when a successor is duly appointed and assumes office, whichever occurs later. With respect to Messrs. Cowell, Olderman, Peters and Stamberger, each of whom was an Independent Trustee at the time this policy was adopted, it was decided that these Independent Trustees shall be required to retire at the latter of age 75 or December 31, 2007.

     Messrs. Cowell, Olderman, Peters, Short and Stamberger currently serve as Independent Trustees of the Trust. Messrs. Cowell, Olderman, Peters and Stamberger have been previously elected by shareholders of the Trust. Mr. Short has not previously been elected by the shareholders of the Trust. Messrs. Lukomnik and Shaner (the "New Nominees") are not currently Trustees of the Trust. Pursuant to the mandatory retirement policy of the Board, Messrs. Cowell and Peters will be required to retire no later than December 31, 2007, although each individual has indicated that he may retire sooner. In addition, Mr. Olderman has indicated to the Board that he expects to retire from the Board prior to attaining the mandatory retirement age. Mr. Jan F. van Eck, who has been a Trustee since 1998 and currently serves as the only "interested" Trustee of the Trust, has indicated to the Board his intention not to remain on the Board as a Trustee and not to stand for election as a Trustee pursuant to this Proxy Statement.

     With respect to the New Nominees, the Trust's Governance Committee, which consists of all the Independent Trustees, and consists solely of the Independent Trustees, and which, among other things, considers recommendations on nomination for Trustees, reviewed the qualifications, experience and background of the New Nominees, each of whom is not an "interested person" of the Trust. Based upon this review, the Governance Committee recommended the New Nominees to the Board as candidates for nominations as Independent Trustees. At a meeting of the Board held on December 8, 2005, after discussion and further consideration of the matter, the Board voted to nominate the New Nominees for election by shareholders.

     The Board has considered the various aspects affecting the desirable composition of the Board and the appropriate timing of submitting the New Nominees to shareholder vote. These include the anticipated retirements of Messrs. Cowell, Olderman and Peters prior to December 31, 2007; regulatory requirements applicable to the election of mutual fund trustees; and the ongoing regulatory inquiries involving the Adviser, as more fully described in this Proxy Statement. The Board has determined that it would be in the best interest of the Trust and its shareholders to continue with all the Independent Trustees currently serving. In addition, the Board has determined that it would be in the best interest of the Trust and its shareholders to elect additional Independent Trustees at this time, so as to allow the new Independent Trustees time to serve on the Board alongside the current Independent Trustees prior to the expected retirement of Messrs. Cowell, Olderman and Peters, and facilitate an orderly succession of Independent Trustee duties and responsibilities. The Board also deems it advantageous at this time to enhance the Board's independence by having a Board that is composed in its entirety of Independent Trustees.

     The election of the Independent Trustees will become effective as of March 7, 2006, the date of the next regularly scheduled meeting of the Board. As of such date, the Board will be composed of seven members, all of whom will be Independent Trustees. The 1940 Act requires that a majority of the Trustees be elected by the shareholders of the Trust. In addition, under the 1940 Act, new Trustees cannot be appointed by the Trustees to fill vacancies unless, after those appointments, at least two-thirds of the Trustees have been elected by shareholders. Therefore, the New Nominees cannot become Independent Trustees without an election by shareholders.

     The persons named as proxies on the enclosed proxy card will vote FOR the election of each of the Trustee Nominees unless the shareholder specifically indicates on his or her proxy card a desire to withhold authority to vote for any nominee. Each Trustee Nominee has consented to be named in this Proxy Statement and has indicated a willingness to serve if elected. Neither the Board nor management has any reason to believe that any Trustee Nominee will be unavailable for election. However, if any of the Trustee Nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion.

     The following tables set forth certain information regarding each of the Trustee Nominees and the officers of the Trust. Unless otherwise noted, each of the Trustee Nominees and officers have engaged in the principal occupation listed in the following table for five years or more.

                     INFORMATION REGARDING TRUSTEE NOMINEES
                             FOR ELECTION AT MEETING

                       POSITION(S),
                         TERM OF
                         OFFICE(2)                                                NUMBER OF
                       AND LENGTH                                                PORTFOLIOS                OTHER
                         OF TIME                    PRINCIPAL                      IN FUND             DIRECTORSHIPS
NAME, ADDRESS(1)        WITH THE              OCCUPATION(S) DURING                COMPLEX(3)           HELD OUTSIDE
AND AGE                   TRUST                  PAST FIVE YEARS                   OVERSEEN           FUND COMPLEX(3)
---------------        ------------         --------------------------           -------------        ----------------
INDEPENDENT TRUSTEES:
Richard C. Cowell      Trustee              Private investor                         9                Director, West Indies &
78++(paragraph)        since 1985                                                                     Caribbean Development Ltd.;
                                                                                                      Director/Trustee of two
                                                                                                      other investment companies
                                                                                                      advised by the Adviser

Jon Lukomnik           N/A                  Managing Partner, Sinclair              N/A               None
49                                          Capital LLC; Consultant to
                                            various asset management
                                            companies.

David J. Olderman      Trustee              Private investor                         9                Director of Greif, Inc.;
70++(paragraph)        since 1994                                                                     Ladig, Inc. and Minnesota
                                                                                                      Public Radio;
                                                                                                      Director/Trustee of two
                                                                                                      other investment companies
                                                                                                      advised by the Adviser.

Ralph F. Peters        Trustee              Private investor                         9                Director/Trustee of two
76 ++(paragraph)       since 1987                                                                     other investment companies
                                                                                                      advised by the Adviser

                       POSITION(S),
                         TERM OF
                         OFFICE(2)                                                NUMBER OF
                       AND LENGTH                                                PORTFOLIOS                OTHER
                         OF TIME                    PRINCIPAL                      IN FUND             DIRECTORSHIPS
NAME, ADDRESS(1)        WITH THE              OCCUPATION(S) DURING                COMPLEX(3)           HELD OUTSIDE
AND AGE                   TRUST                  PAST FIVE YEARS                   OVERSEEN           FUND COMPLEX(3)
---------------        ------------         --------------------------           -------------        ----------------
Wayne H. Shaner        N/A                  Managing Partner, Rockledge             N/A               Director, The Torray Funds,
58                                          Partners LLC, since September                             since 1993 (Chairman of
                                            2003; Public Member Investment                            the Board since December 2005)
                                            Committee, Maryland State
                                            Retirement System since 1991;
                                            Vice President, Investments,
                                            Lockheed Martin Corporation
                                            (formerly Martin Marietta
                                            Corporation), 1976 - September
                                            2003.

R. Alastair Short      Vice Chairman        Managing Director, The GlenRock          9                Director/Trustee of two
52++(paragraph)        Trustee since        Group, LLC (private equity                                other investment companies
                       2004                 investment firm), May 1, 2004 to                          advised by the Adviser
                                            present; President, Apex Capital
                                            Corporation (personal investment
                                            vehicle), Jan. 1988 to present;
                                            President, Matrix Global Investments,
                                            Inc. and predecessor company
                                            (private investment company),
                                            Sept. 1995 - Jan. 1999.

Richard D.             Chairman             President and CEO, SmartBrief, Inc.      9                Director/Trustee of two
Stamberger             Trustee since                                                                  other investment companies
46++(paragraph)        1994                                                                           advised by the AdvisER

(1) The address for each Trustee and Officer is 99 Park Avenue, 8th Floor, New York, New York 10016.

(2) Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all independent Trustees, which provides that independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75. With respect to Messrs. Cowell, Olderman and Peters, the mandatory retirement policy requires retirement at the later of age 75 or December 31, 2007. Officers are elected yearly by the Trustees.

(3)          The Fund Complex consists of the Van Eck Funds, Van Eck Funds, Inc.
             and Van Eck Worldwide Insurance Trust.

++           Member of the Governance Committee.

(paragraph)  Member of the Audit Committee.

     The van Eck family currently owns 100% of the shares of the Funds' Adviser. The investment adviser and manager of the Funds is Van Eck Associates Corporation (the "Adviser"), a Delaware corporation, pursuant to an Advisory Agreement with the Trust. John C. van Eck, Sigrid van Eck, Jan F. van Eck and Derek S. van Eck own 100% of the voting stock of the Adviser.

                     INFORMATION ABOUT THE TRUST'S OFFICERS

     The executive officers of the Trust are elected annually by the Board of Trustees. Each officer holds the office until the qualification of his or her successor. The names, birthdates and principal occupations during the past five years of the Trust's current executive officers are set forth in the table below.

                                                        TERM OF
     OFFICER'S                                        OFFICE AND
    ADDRESS(1)            POSITION(S) HELD          LENGTH OF TIME               PRINCIPAL OCCUPATIONS
      AND AGE                 WITH FUND                 SERVED                  DURING PAST FIVE YEARS
 ----------------         ----------------         ----------------             -----------------------
OFFICERS:

Heidi L. Cain             Assistant Secretary      Since December               Assistant Secretary and Assistant Vice President,
27                        and Assistant Vice       2005                         Van Eck Associates Corporation, Van Eck
                          President                                             Securities Corporation and Van Eck Absolute Return
                                                                                Advisers Corp., since December 2005; Staff
                                                                                Attorney, Van Eck Associates Corporation since
                                                                                January 2005; Student, New York University School
                                                                                of Law, August 2003 - May 2004; Student, Golden
                                                                                Gate University School of Law, August 2000 -
                                                                                August 2003; Legal Investigator, Northern
                                                                                California Innocence Project, January 2003 - July
                                                                                2003; Legal Extern, Hon. Phyllis J. Hamilton,
                                                                                Federal District Court Judge for the Northern
                                                                                District of California, September 2002 - December
                                                                                2002; Law Clerk, Law Offices of Jeffrey Schwartz,
                                                                                September 2001 - January 2003; Legal Assistant,
                                                                                Buchman & O'Brien, September 2000 - August 2001;
                                                                                Officer of two other investment companies advised
                                                                                by the Adviser.

Charles T. Cameron        Vice President           Since 1996                   President, Worldwide Bond Fund; Director of
43                                                                              Trading, Van Eck Associates Corporation;
                                                                                Co-Portfolio Manager, Worldwide Bond Fund
                                                                                Series; Officer of two other investment companies
                                                                                advised by the Adviser.

                                                        TERM OF
     OFFICER'S                                        OFFICE AND
    ADDRESS(1)            POSITION(S) HELD          LENGTH OF TIME               PRINCIPAL OCCUPATIONS
      AND AGE                 WITH FUND                 SERVED                  DURING PAST FIVE YEARS
 ----------------         ----------------         ----------------             -----------------------
Keith J. Carlson          Chief Executive          Since 2004                   President, Van Eck Associates Corporation and
49                        Officer and                                           President, Van Eck Securities
                          President                                             Corporation since February 2004; Private Investor,
                                                                                June 2003 - January 2004; Independent Consultant,
                                                                                Waddell & Reed, Inc., April 2003-May 2003; Senior
                                                                                Vice President, Waddell & Reed, Inc., December
                                                                                2002 - March 2003; President/Chief Executive
                                                                                Officer/Director/Executive Vice President/Senior
                                                                                Vice President, Mackenzie Investment Management
                                                                                Inc., April 1985-December 2002.President/Chief
                                                                                Executive Officer/Director, Ivy Mackenzie
                                                                                Distributors, Inc., June 1993 - December 2002;
                                                                                Chairman/Director/President, Ivy Mackenzie
                                                                                Services Corporation, June 1993 - December 2002;
                                                                                Chairman/Director/Senior Vice President, Ivy
                                                                                Management Inc., January 1992 - December 2002;
                                                                                Officer of two other investment companies advised
                                                                                by the Adviser.

Susan C. Lashley          Vice President           Since 1988                   Vice President, Van Eck Associates Corporation;
50                                                                              Vice President, Mutual Fund Operations, Van Eck
                                                                                Securities Corporation; Officer of two other
                                                                                investment companies advised by the Adviser.

                                                        TERM OF
     OFFICER'S                                        OFFICE AND
    ADDRESS(1)            POSITION(S) HELD          LENGTH OF TIME               PRINCIPAL OCCUPATIONS
      AND AGE                 WITH FUND                 SERVED                  DURING PAST FIVE YEARS
 ----------------         ----------------         ----------------             -----------------------
Thaddeus                  Chief Compliance         Since September              Chief Compliance Officer, Van Eck Absolute
Leszczynski               Officer                  2005                         Return Advisers Corporation and Van Eck
59                                                                              Associates Corporation since September 2005;
                                                                                Founder and Vice President, EARN Corporation, July
                                                                                2004 to present; Private Practice Lawyer, January
                                                                                2002 to present; Executive Vice President, Asian
                                                                                Financial Network Ltd., September 2000 - January
                                                                                2001; Vice President, Prudential Insurance
                                                                                Company, March 1998 - August 2000; Officer of two
                                                                                other investment companies advised by the Adviser.

Thomas K. Lynch           Vice President and       Since April                  Vice President, Van Eck Associates Corporation and
49                        Treasurer                2005                         Van Eck Absolute Return Advisers Corp., since
                                                                                April 2005; Second Vice President, Investment
                                                                                Reporting, TIAA-CREF, January 1996 to April 2005;
                                                                                Senior Manager, Audits, Grant Thornton, December
                                                                                1993 to January 1996; Senior Manager, Audits,
                                                                                McGladrey & Pullen, December 1986 to December
                                                                                1993.

Joseph J. McBrien         Senior Vice              Since December               Senior Vice President, General Counsel, and
57                        President and            2005                         Secretary, Van Eck Associates Corporation, Van Eck
                          Secretary                                             Securities Corporation and Van Eck Absolute Return
                                                                                Advisers Corp., since December 2005; Managing
                                                                                Director, Chatsworth Securities LLC, March 2001 -
                                                                                November 2005; Private Investor/Consultant,
                                                                                September 2000 - February 2001; Executive Vice
                                                                                President and General Counsel, Mainstay Management
                                                                                LLC, September 1999 - August 2000.; Officer of two
                                                                                other investment companies advised by the Adviser.

Bruce J. Smith            Senior Vice              Since 1985                   Senior Vice President and Chief Financial Officer,
50                        President and Chief                                   Van Eck Associates Corporation; Senior Vice
                          Financial Officer                                     President, Chief Financial Officer, Treasurer and
                                                                                Controller, Van Eck Securities Corporation and Van
                                                                                Eck Absolute Return Advisers Corp.; Officer of two
                                                                                other investment companies advised by the Adviser.

                                                        TERM OF
     OFFICER'S                                        OFFICE AND
    ADDRESS(1)            POSITION(S) HELD          LENGTH OF TIME               PRINCIPAL OCCUPATIONS
      AND AGE                 WITH FUND                 SERVED                  DURING PAST FIVE YEARS
 ----------------         ----------------         ----------------             -----------------------
Derek S. van Eck          Executive Vice           Since 2004                   President of Worldwide Hard Assets Fund series
41                        President                                             and the Worldwide Real Estate Fund series of
                                                                                Van Eck Worldwide Insurance Trust and the Global
                                                                                Hard Assets Fund series of Van Eck Funds; Director
                                                                                of Van Eck Associates Corporation; Director and
                                                                                Executive Vice President, Van Eck Securities
                                                                                Corporation; Director and Executive Vice
                                                                                President, Van Eck Absolute Return Advisers Corp.;
                                                                                Director, Greylock Capital Associates LLC.

Jan F. van Eck            Executive                Since 2005                   Director and Executive Vice President, Van Eck
42+                       Vice President                                        Associates Corporation; Director, Executive Vice
                                                                                President and Chief Compliance Officer, Van Eck
                                                                                Securities Corporation; Director and President,
                                                                                Van Eck Absolute Return Advisers Corporation;
                                                                                Director, Greylock Capital Associates LLC.

--------------
(1) The address for each Officer is 99 Park Avenue, 8th Floor, New York, New York 10016.

+ As of the date of this Proxy Statement, Mr. Jan F. van Eck serves as an "interested trustee," as defined in the 1940 Act.

                              TRUSTEE COMPENSATION

     A compensation schedule for the Trust's independent Trustees was established by the Governance Committee and approved by the Board. The Trustee compensation schedule generally includes the following for the entire Van Eck fund complex: i) a retainer in the amount of $5,000 per quarter, ii) a meeting fee in the amount of $5,000 per meeting in which the Trustee participates either in person or via telephone, iii) a fee in the amount of $2,500 per quarter to the Chairman and iv) a fee in the amount of $750 per quarter to the chairpersons of both the Audit Committee and the Governance Committee.

     The table below includes certain information relating to the compensation of the Trustees paid by the Trust for the fiscal year ended December 31, 2005. Annual Trustee fees may be reviewed periodically and changed by the Trust's Board.

                               COMPENSATION TABLE

                                         PENSION OR                   TOTAL
                                         RETIREMENT                  COMPEN-
                                          BENEFITS                   SATION
                AGGREGATE    DEFERRED      ACCRUED     ESTIMATED    FROM THE
                 COMPEN-      COMPEN-      AS PART      ANNUAL        TRUST
                 SATION       SATION       OF THE      BENEFITS   AND THE FUND
NAME OF         FROM THE     FROM THE     TRUST'S        UPON     COMPLEX PAID
TRUSTEE           TRUST        TRUST      EXPENSES    RETIREMENT   TO TRUSTEE+
-----------     ---------    ---------   ----------   ----------  -------------
Richard C.
  Cowell         $24,192      $    0        None         None         $57,500
David J.
  Olderman       $28,477      $    0        None         None         $67,500
Ralph F. Peters  $25,832      $    0        None         None         $61,250
R. Alastair
  Short*         $24,253      $    0        None         None         $57,500
Richard D.
  Stamberger*    $19,103      $6,368        None         None         $60,250++

--------------
* Effective January 1, 2006, Mr. Stamberger became Chairman of the Board and Mr. Short became Vice Chairman.

+ The "Fund Complex" consists of Van Eck Funds, Van Eck Funds, Inc., and Van Eck Worldwide Insurance Trust.

++    This includes deferred compensation from the entire complex.

                         TRUSTEE NOMINEE SHARE OWNERSHIP

     The following table sets forth the dollar range of equity securities beneficially owned by each Trustee and Trustee Nominee in the Trust and in all registered investment companies in the Fund Complex as of the record date.

                                                         AGGREGATE DOLLAR
                                                         RANGE OF EQUITY
                                                        SECURITIES IN ALL
                                DOLLAR RANGE OF       REGISTERED INVESTMENT
NAME OF TRUSTEE OR             EQUITY SECURITIES       COMPANIES OVERSEEN BY
TRUSTEE NOMINEE                  IN THE TRUST         TRUSTEE IN FUND COMPLEX
---------------------          -----------------      -----------------------
Richard C. Cowell             IIGF - $1 - $10,000        $10,001 - $50,000
                              GHAF - $1 - $10,000

David J. Olderman          GHAF - $10,001 - $50,000      $10,001 - $50,000

Ralph F. Peters             EMF - $10,001 - $50,000      $10,001 - $50,000
                           IIGF - $10,001 - $50,000
                              GHAF - $1 - $10,000

R. Alastair Short             IIGF - $1 - $10,000        $10,001 - $50,000
                              GHAF - $1 - $10,000

Richard D. Stamberger      EMF - $50,001 - $100,000        Over $100,000
                              IIGF - $1 - $10,000
                             GHAF - Over $100,000

TRUSTEE NOMINEES

Jon Lukomnik                         None                      None

Wayne H. Shaner                      None                      None

-----------
* The Trust is comprised of three series: Emerging Markets Fund, Global Hard Assets Fund, and International Investors Gold Fund.

                    BOARD OF TRUSTEES AND COMMITTEE MEETINGS

     The Board of Trustees is responsible for supervising the operation of the Trust. It establishes the major policies, and provides guidelines to the Adviser and others who provide services to the Trust. The Board of Trustees met five times during the Trust's fiscal year ending December 31, 2005. Each Trustee attended at least 75% of the total number of meetings of the Board. Since January 1, 2006, Mr. Richard D. Stamberger has served as the Chairman of the Board, and Mr. R. Alastair Short as Vice Chairman. The Board of Trustees has an Audit Committee and a Governance Committee.

AUDIT COMMITTEE

     During the 2005 fiscal year, the members of the Audit Committee were Richard C. Cowell, David J. Olderman, Ralph F. Peters, R. Alastair Short, and Richard D. Stamberger, all of whom are Independent Trustees.

This Committee met twice during 2005. The duties of this Committee include meeting with representatives of the Trust's independent public accountants to review fees, services, procedures, conclusions and recommendations of independent auditors and to discuss the Trust's system of internal controls. Thereafter, the Committee reports to the Board of the Committee's findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm. The Audit Committee Charter, specifically describing the duties of this committee, is attached as Exhibit B. Currently, the Audit Committee's financial experts are David J. Olderman and R. Alastair Short. Mr. Short has served as the Chairman of the Audit Committee since January 1, 2006.

GOVERNANCE COMMITTEE

     During the 2005 fiscal year, the members of the Governance Committee of the Board of Trustees were Richard C. Cowell, David J. Olderman, Ralph F. Peters, R. Alastair Short, and Richard D. Stamberger, all of whom are Independent Trustees. This Committee met three times during 2005. The duties of this Committee include consideration of recommendations on nominations for Trustees, review of the composition of the Board, and recommendations of meetings, compensation and similar governance matters. The Governance Committee Charter, which includes the policies, procedures and responsibilities of the Governance Committee, is attached as Exhibit C. Mr. Peters has served as the Chairman of the Governance Committee.

     The Independent Trustees are solely responsible for nominating Independent Trustees for election by shareholders. All Trustees considered for appointment or nomination are required to complete a questionnaire designed to elicit information concerning his or her real or perceived independence in relation to the Trust, other Van Eck funds, the Adviser or any affiliated persons, potential conflicts of interest, and other factual information necessary for Van Eck Funds' compliance with securities law.

     The Independent Trustees shall, when identifying candidates for the position of Independent Trustee, consider candidates recommended by a shareholder of a Fund if such recommendation provides sufficient background information concerning the candidate and evidence that the candidate is willing to serve as an Independent Trustee if selected, and is received in a sufficiently timely manner. Shareholders should address recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

ADDITIONAL INDEPENDENT TRUSTEES SESSIONS

     The Independent Trustees meet regularly in executive sessions among themselves and with their counsel to consider a variety of matters affecting the Trust. These sessions generally occur prior to, or during, scheduled Board meetings and at such other times as the Independent Trustees may deem necessary.

COMMUNICATION WITH TRUSTEES

     Correspondence intended for an individual Trustee or for the Board may be sent to the attention of the individual Trustee or to the Board, in care of the Secretary of the Trust, at 99 Park Avenue, 8th Floor, New York, New York 10016. All communications addressed to the Board of Trustees or any individual Trustee will be logged and sent to the Board or individual Trustee. The Trust does not hold annual meetings of shareholders and, therefore, does not have a policy with respect to Trustees' attendance at such meetings.

     REQUIRED VOTE: Election of each nominee as a Trustee of the Trust requires the vote of a plurality of the votes cast at the Meeting in person or by proxy, provided that a quorum is present. All shares of all Funds will vote as a single class for Proposal 1. Shareholders who vote FOR Proposal 1 will vote FOR each nominee. THOSE SHAREHOLDERS WHO WISH TO WITHHOLD THEIR VOTE ON ANY SPECIFIC NOMINEE(S) MAY DO SO ON THE PROXY CARD.

                             ---------------------

               THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                  VOTE "FOR" EACH OF THE NOMINEES IN PROPOSAL 1

                             ---------------------


PROPOSAL 2 -- TO MODERNIZE THE FUNDS' INVESTMENT RESTRICTIONS.

ABOUT THE FUNDS' INVESTMENT POLICIES

     The Funds have adopted certain investment restrictions or policies that are "fundamental," meaning that as a matter of law they cannot be changed without shareholder approval. Restrictions and policies that the Funds have not designated as being fundamental are considered to be non-fundamental and may be changed without shareholder approval. All mutual funds are required to adopt fundamental policies with respect to a limited number of matters.

MODERNIZING THE FUNDS' INVESTMENT POLICIES

     The Board of Trustees, together with the Funds' Adviser, has reviewed the Funds' current fundamental restrictions, and has concluded that certain restrictions should be modified or eliminated based on the development of new practices and changes in applicable law and to facilitate administration of the Funds. Over time, the Funds have adopted fundamental restrictions to reflect certain regulatory, business or industry conditions. Changes in applicable law now permit investment companies like the Funds to eliminate certain of these restrictions. Some of the Funds' current restrictions may also limit a Fund from investing in a security that is both consistent with its investment objective and considered by the portfolio manager to be a good investment for such Fund.

     The revised restrictions maintain important investor protections while providing flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. In some cases, only technical changes are being made to simplify the language of the restriction or standardize the language among the funds in the Van Eck fund complex. The proposed modifications are expected to facilitate the management of the Funds' assets and simplify the process of monitoring compliance with investment restrictions.

     The current investment restrictions are listed in the "Investment Restrictions" section of the Funds' statement of additional information. Both the Funds' current investment restrictions and the proposed investment restrictions are additionally listed in Exhibit A, attached hereto. The Funds' registration statement, which includes the prospectus and statement of additional information, will be revised to reflect the changes to the restrictions, as part of its annual update.

CONFORMING THE FUNDS' INVESTMENT POLICIES

     The Boards of Directors/Trustees of six other funds in the Van Eck fund complex: Worldwide Absolute Return Fund, Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund (each a series of Van Eck Worldwide Insurance Trust) and Mid-Cap Value Fund (the sole series of Van Eck Funds, Inc.) are recommending that similar changes be made to the investment restrictions of those funds. The purpose of these parallel proposals is to conform the policies among the Funds in the Van Eck fund complex. The Board of Trustees believes that these changes will promote administrative convenience and provide the Funds with increased investment flexibility. The effect of implementing these proposals should be to reduce the burdens of monitoring, and ensuring compliance with, varying sets of policies among certain funds in the Van Eck fund complex. The revised restrictions (with varia-tions required by the specific investment focus of each fund) will be the standard form for funds in the Van Eck fund complex.

NO CHANGE TO YOUR FUNDS' INVESTMENT OBJECTIVES

     The Board of Trustees does not believe that any of these changes will materially impact the way the Funds are managed in the immediate future. The revised restrictions do not affect the investment objectives of the Funds, which remain unchanged. The revised restrictions may give the Funds an increased ability to engage in certain activities. However, the proposed modifications are not expected to significantly affect the manner in which the Funds are managed, the investment program of the Funds, or the investment performance of the Funds. THE ADVISER HAS REPRESENTED TO THE BOARD OF TRUSTEES THAT IT WILL NOT EXERCISE ANY OF THE EXPANDED AUTHORITY PERMITTED UNDER THE REVISED RESTRICTIONS WITHOUT SEEKING SPECIFIC BOARD APPROVAL, AND, IN THE CASE OF ANY MATERIAL CHANGE, GIVING SHAREHOLDERS SIXTY DAYS' ADVANCE NOTICE.

WHAT YOU SHOULD CONSIDER

     You are being asked to vote on the changes recommended by the Board of Trustees because the restrictions are fundamental and may be changed only with shareholder approval, as required by the 1940 Act. The Board of Trustees expects that you will benefit from the proposed changes to your Fund's fundamental investment restrictions in several ways, including:

    o The proposed changes expand the range of investment opportunities and techniques available to manage each Fund's portfolio.

    o The Board of Trustees will have additional flexibility to respond more quickly to new developments and changing trends in the marketplace when it determines that a response is both appropriate and prudent.

    o By minimizing the number of policies that can be changed only by shareholder vote, the Board of Trustees will have greater flexibility to modify policies of the Fund, as appropriate, in response to changing markets and in light of new investment opportunities and instruments. The Fund will then be able to avoid the costs and delays associated with holding a shareholder meeting when making changes to investment policies that, at a future time, the Board of Trustees consider to be in the best interests of the Fund.

    o The proposed changes to the Funds' investment restrictions are designed to produce a clearer, more concise and streamlined set of restrictions, which also will facilitate the compliance efforts of the Fund.

    o The Board of Directors/Trustees of the following funds in the Van Eck fund complex are making similar proposals to their shareholders:
         Worldwide Insurance Trust and Van Eck Funds, Inc.

     In order to fully benefit from the proposed changes, the Board of Trustees may change some of the non-fundamental policies of the Funds. To the extent multiple proposals apply to the Funds, the adoption of any of these proposals is not contingent on the adoption of any other proposal. For International Investors Gold Fund shareholders: the changes recommended pursuant to Proposals 2-A, 2-B, 2-J, 2-K and 2-L, will not take effect unless Proposal 3-A, regarding the Removal of Section 3.6 investment restrictions in the Master Trust Agreement, is approved.

PROPOSAL 2-A: TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION ON BORROWING.

     FUNDS TO WHICH THIS PROPOSAL APPLIES: ALL FUNDS

     If shareholders of a Fund approve Proposal 2-A, the Fund's current fundamental investment restriction which limits the extent to which the Funds may borrow, as set forth in Exhibit A to this Proxy Statement, would be modified to read as follows:

     "The Fund may not borrow money, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time."

     DISCUSSION OF PROPOSED MODIFICATIONS. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may borrow money. Under the 1940 Act, a fund may borrow from banks provided that the net assets of the fund plus the amount of all borrowings is no less than 300% of the amount of such borrowings. The fund is required to be able to restore asset coverage within three days, if it should decline to less than 300%. In addition, the 1940 Act permits a fund to borrow, on a temporary basis, up to 5% of its assets from non-banks.

     Currently, some of the Funds are subject to different restrictions on the amounts that may be borrowed and the purposes of such borrowings, which restrictions are more limited than otherwise permitted under the 1940 Act. If approved, each Fund will be permitted to borrow to the maximum extent allowed under the 1940 Act. The risks associated with borrowing are set forth in the Funds' current prospectus.

     As stated above, the Funds have no intention of exercising any expanded authority permitted by this proposed change without prior Board approval and, if the change is material, notice to shareholders. Each of the Funds is already permitted to borrow under its current restrictions, and is thus currently subject to risks associated with borrowing. Nonetheless, if this expanded authority were exercised, each Fund would be subject to a greater degree of risk associated with borrowing, including the risks of leveraging. Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money, and entails costs associated with borrowing, including fees and interest.

     REQUIRED VOTE. Approval of Proposal 2-A with respect to each Fund requires the affirmative vote of a 1940 Act Majority of all shares of such Fund.

                             ---------------------

                      THE BOARD UNANIMOUSLY RECOMMENDS THAT
                        YOU VOTE "FOR" PROPOSAL NO. 2-A.

                             ---------------------

PROPOSAL NO. 2-B: TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION ON UNDERWRITING.

     FUNDS TO WHICH THIS PROPOSAL APPLIES: ALL FUNDS

     If shareholders of a Fund approve Proposal 2-B, the Fund's current fundamental investment restriction on underwriting securities, set forth in Exhibit A to this Proxy Statement, would be modified to read as follows:

     "The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies."

     DISCUSSION OF PROPOSED MODIFICATIONS. The 1940 Act requires every mutual fund to set forth a fundamental policy regarding the extent to which the fund may engage in the business of underwriting securities issued by other persons. This requirement of the 1940 Act is in recognition of the fact that the business of purchasing securities for the purpose of engaging in a distribution of the securities to the public (i.e., the business of underwriting securities) involves significantly different risks than the business of purchasing and subsequently selling securities as part of the business of investing in securities. Under the Federal securities laws, the term "underwriting" is construed broadly and could include the purchase and resale of securities by a fund in circumstances in which such securities were not registered under the Federal securities laws when initially purchased by the fund. Similarly, in circumstances in which a fund invests a substantial portion of its assets in the securities of one or more other investment companies, the fund might be deemed to be an underwriter of the securities of the other investment companies. Although none of the Funds purchases securities with a view towards distribution of such securities, each Fund may from time to time purchase and resell "restricted" securities or invest in shares of other investment companies. The proposed changes to each Fund's investment restriction on underwriting securities of others, as set forth in Exhibit A, is intended to clarify that such activities will not violate the Fund's fundamental restriction prohibiting the Fund from engaging in the business of underwriting the securities issued by other person.

     International Investors Gold Fund's current restriction states that the Fund may not underwrite any issue of securities. Emerging Markets Fund's and Global Hard Assets Fund's restrictions provide an exception to the extent that the Funds may be deemed an underwriter in connection with the disposition of restricted securities. The proposed modification excludes the disposition of restricted securities and shares of other investment companies from the broad prohibition.

     REQUIRED VOTE. Approval of Proposal 2-B with respect to each Fund requires the affirmative vote of a 1940 Act Majority of all shares of such Fund.

                             ---------------------

                      THE BOARD UNANIMOUSLY RECOMMENDS THAT
                        YOU VOTE "FOR" PROPOSAL NO. 2-B.

                             ---------------------

PROPOSAL NO. 2-C: TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION ON LENDING.

     FUNDS TO WHICH THIS PROPOSAL APPLIES: ALL FUNDS

     If shareholders of a Fund approve Proposal 2-C, the Fund's current fundamental investment restriction on lending, set forth in Exhibit A to this Proxy Statement, would be modified to read as follows:

     "The Fund may not make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies."

     DISCUSSION OF PROPOSED MODIFICATIONS. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may make loans to other persons. The Funds' current restriction is substantially similar to what is pro-posed in that it generally prohibits the making of loans and specifies that an investment in debt instruments does not constitute the making of a loan. The Funds also specifically exclude repurchase agreements from their lending restrictions. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller at an agreed upon date, at a price that generally depends on current interest rates. The 1940 Act treats these agreements as loans.) The Emerging Markets Fund and Global Hard Assets Fund currently permit the lending of securities with an aggregate market value of one- third of their respective total assets. International Investors Gold Fund's restriction permits securities lending, but does not specify a limit.

     The proposed modifications would: (1) allow a Fund to lend securities to the full extent permitted under the 1940 Act (SEC staff interpretations of the 1940 Act generally allow a fund to lend securities with an aggregate market value of up to 33 1/3% of its total assets. When a fund lends its portfolio securities, the fund's "total assets" will include collateral received in connection with the loan); (2) expressly permit the use of repurchase agreements by a Fund; (3) clarify that the Funds may make investments in debt obligations in pursuit of its investment program and (4) participate in an interfund lending program with other registered investment companies. The Funds would only participate in such an interfund lending program if they received appropriate exemptive relief from the SEC.

     As stated above, the Funds have no intention of exercising any expanded authority permitted by this proposed change without prior Board approval and, if the change is material, notice to shareholders. Each of the Funds is already permitted to lend its portfolio securities under its current restrictions, and is thus currently subject to risks associated with securities lending. Nonetheless, if this expanded authority were exercised, each Fund would be subject to a greater degree of risk associated with securities lending, such as the risk of loss arising from the investment of collateral and/or the failure of a borrower to return the borrowed securities at the end of the loan.

     REQUIRED VOTE. Approval of Proposal 2-C with respect to each Fund requires the affirmative vote of a 1940 Act Majority of all shares of such Fund.

                             ---------------------

                      THE BOARD UNANIMOUSLY RECOMMENDS THAT
                         YOU VOTE"FOR" PROPOSAL NO. 2-C.

                             ---------------------

PROPOSAL NO. 2-D: TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION ON SENIOR SECURITIES.

     FUNDS TO WHICH THIS PROPOSAL APPLIES: ALL FUNDS

     If shareholders of a Fund approve Proposal 2-D, the Fund's current fundamental investment restriction on issuing senior securities, set forth in Exhibit A to this Proxy Statement, would be modified to read as follows:

     "The Fund may not issue senior securities, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time."

     DISCUSSION OF PROPOSED MODIFICATIONS. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may issue 'senior securities." The term 'senior securities" generally refers to evidence of indebtedness of fund obligations that have a priority over a fund's common stock with respect to the distribution of fund assets or the payment of dividends. Section 18(f) (1) of the 1940 Act prohibits every mutual fund from issuing any senior securities except for bank borrowings (which meet the 300% coverage test discussed above in Proposal 2-A). The Rules adopted by the SEC also permit a fund to issue multiple classes of shares to be used in different distribution channels, each of which may be subject to different expenses and, therefore, may pay different dividends.

     The SEC staff has articulated certain guidelines under which it will not treat certain leveraged transactions as senior securities. These transactions include: reverse repurchase agreements, purchasing "when issued" securities, selling securities short, buying and selling financial futures contracts and selling put and call options. The SEC will not treat any of these as senior securities provided the transaction is "covered" to limit the potential leverage. A fund generally can cover its risk either by being "long" with respect to the instrument underlying the transaction or by segregating or earmarking on its custodian's books liquid securities equal in value to the fund's potential exposure.

     The Funds' current restrictions prohibit the issuance of senior securities, except to the extent that permissible borrowings may be construed as an issuance of senior securities. The restrictions then carve out various (but not all) of the leveraged transactions that the SEC staff has focused on over the years. The listing in the current restrictions varies for each Fund.

     The proposed modifications would make this restriction uniform for all the Funds in the Van Eck complex and would permit the Funds to issue senior securities to the extent permitted by the 1940 Act. Together with the revised restriction on borrowing, the restriction proposed here would make clear that the Funds can take full advantage of the latitude allowed by the 1940 Act in this area.

     As stated above, the Funds have no intention of exercising the expanded authority permitted by this proposed change without prior Board approval and, if the change is material, notice to shareholders. Each of the Funds is already permitted to issue senior securities under its current restrictions, and is thus currently subject to risks associated with issuing senior securities. Nonetheless, if the authority under the proposed restriction were exercised, each Fund would be subject to a greater degree of risk associated with issuing senior securities, such as risks associated with borrowing, as stated in Proposal 2-A.

     REQUIRED VOTE. Approval of Proposal 2-D with respect to each Fund requires the affirmative vote of a 1940 Act Majority of all shares of such Fund.

                             ---------------------

                      THE BOARD UNANIMOUSLY RECOMMENDS THAT
                        YOU VOTE "FOR" PROPOSAL NO. 2-D.

                             ---------------------

PROPOSAL NO. 2-E: TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION ON REAL
ESTATE.

     FUNDS TO WHICH THIS PROPOSAL APPLIES: ALL FUNDS

     If shareholders of a Fund approve Proposal 2-E, the Fund's current fundamental investment restriction on real estate investments, set forth in Exhibit A to this Proxy Statement, would be modified to read as follows:

     "The Fund may not purchase or sell real estate, except that the Fund may
     (i) invest in securities of issuers that invest in real estate or interests therein, (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities."

     DISCUSSION OF PROPOSED MODIFICATIONS. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the purchase and sale of real estate. The Funds' current restrictions generally prohibit the purchase or holding of real estate. Certain of the Funds' restrictions provide an exception for the purchase or holding of securities of companies that deal in real estate, including real estate investment trusts, or the purchase of securities which are collateralized by real estate or interests there-in. The proposed modifications would make this restriction uniform for the Funds and preserve the ability to invest in all real estate-related securities and companies whose business consists in whole or in part of investing in real estate, including real estate investment trusts. It would also clarify that the Fund could hold and sell real estate acquired as a result of the ownership of securities (for example, if there was a default on a mortgage security owned by the Funds).

     REQUIRED VOTE. Approval of Proposal 2-E with respect to each Fund requires the affirmative vote of a 1940 Act Majority of all shares of such Fund.

                             ---------------------

                      THE BOARD UNANIMOUSLY RECOMMENDS THAT
                        YOU VOTE "FOR" PROPOSAL NO. 2-E.

                             ---------------------

PROPOSAL NO. 2-F: TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION ON
COMMODITIES.

     FUNDS TO WHICH THIS PROPOSAL APPLIES: ALL FUNDS

     If shareholders of a Fund approve Proposal 2-F, the Fund's current fundamental investment restriction on investing in commodities, set forth in Exhibit A to this Proxy Statement, would be modified to read as follows:

     FOR THE EMERGING MARKETS FUND AND GLOBAL HARD ASSETS FUND:

     "The Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities."

     FOR THE INTERNATIONAL INVESTORS GOLD FUND:

     "The Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities. In addition, the Fund may invest in gold and silver coins which are legal tender in the country of issue and gold and silver bullion, and palladium and platinum group metals bullion."

     DISCUSSION OF PROPOSED MODIFICATIONS. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the purchase and sale of commodities. All of the Funds currently prohibit the purchase or sale of commodities or commodity futures contracts (non-hard assets commodities or commodity futures contracts in the case of the Global Hard Assets Fund). The Emerging Markets Fund and the Global Hard Assets Fund exclude forward foreign exchange contracts from the definition of commodities or commodity futures contracts. The Global Hard Assets Fund restricts initial margin on futures contracts to 5% of total assets and reserves the right to invest in gold, silver and other hard metals. The International Investors Gold Fund reserves the right to invest up to 12.5% of its total assets in gold and silver coins and other hard metals.

     The proposed modifications would (i) make each of the Fund's investment restrictions uniform (except for preserving and liberalizing the International Investors Gold Fund's ability to invest in gold and silver coins and other hard metals), (ii) significantly expand each Fund's ability to use financial futures contracts and (iii) eliminate the Global Hard Asset Funds' limitation on initial margin and its ability to invest in gold, silver and other hard metals.

     As stated above, the Funds have no intention of exercising the expanded authority permitted by this proposed change without prior Board approval and, if the change is material, notice to shareholders. If this authority were exercised, however, the Funds would be subject to risks associated with financial futures contracts, which entail leverage risks (as stated in Proposal 2-A) and the risk that the portfolio's position in a futures contract may be illiquid at certain times. In addition, to the extent that each Fund would potentially make equity investments in companies in the real estate, precious metals and natural resources industries, it may be subject to risks relating to these commodities. These risks include international political and economic developments, inflation, and other factors. Each of the Fund's portfolio securities may experience substantial price fluctuations as a result of these factors.

     REQUIRED VOTE. Approval of Proposal 2-F with respect to each Fund requires the affirmative vote of a 1940 Act Majority of all shares of such Fund.

                             ---------------------

                      THE BOARD UNANIMOUSLY RECOMMENDS THAT
                        YOU VOTE "FOR" PROPOSAL NO. 2-F.

                             ---------------------

PROPOSAL NO. 2-G: TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION ON CONCENTRATION.

     FUNDS TO WHICH THIS PROPOSAL APPLIES: ALL FUNDS

     If shareholders of a Fund approve Proposal 2-G, the current fundamental investment restriction on concentration for each Fund as set forth in Exhibit A to this Proxy Statement, would be modified to read as follows:

     FOR THE EMERGING MARKETS FUND:

     "The Fund may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry. This limit does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities."

     FOR THE GLOBAL HARD ASSETS FUND:

     "The Fund may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry except that the Fund will invest 25% or more of its total assets in "hard asset" industries as defined in the Prospectus. This limit does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities."

     FOR THE INTERNATIONAL INVESTORS GOLD FUND:

     "The Fund may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry except that the Fund will invest 25% or more of its total assets in the gold-mining industry. This limit does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities."

     DISCUSSION OF PROPOSED MODIFICATIONS. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may concentrate investments in a particular industry or group of industries. The Emerging Market Fund's and the Global Hard Assets Fund's current restrictions on concentration generally prohibit either Fund from investing more than 25% of its total assets in the securities of issuers having their principal business activities in the same industry, except as otherwise provided in the Fund's investment objective. Both Funds exclude securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities from the calculation. The International Investors Gold Fund simply indicates that the Fund concentrates in the gold-mining industry.. The proposed modifications would clari-fy what each Funds' concentration policy is, rather than making a general reference to what is otherwise stated in each Funds' investment objectives.

     REQUIRED VOTE. Approval of Proposal 2-G with respect to each Fund requires the affirmative vote of a 1940 Act Majority of all shares of such Fund.

                             ---------------------

                      THE BOARD UNANIMOUSLY RECOMMENDS THAT
                        YOU VOTE "FOR" PROPOSAL NO. 2-G.

                             ---------------------

                  PROPOSALS 2-H, 2-I, 2-J, 2-K, 2-L, 2-M & 2-N

PROPOSALS 2-H, 2-I, 2-J, 2-K, 2-L, 2-M & 2-N, DISCUSSED BELOW, ALL PROPOSE ELIMINATING EXISTING INVESTMENT RESTICTIONS. NONE OF THESE RESTRICTIONS ARE REQUIRED UNDER APPLICABLE LAW. AS NOTED IN THE INTRODUCTION TO PROPOSAL 2 IN THE PROXY STATEMENT, THE ADVISER HAS AGREED THAT IT WILL NOT EXERCISE ANY EXPANDED AUTHORITY PERMITTED AS A RESULT OF THE CHANGES CONTEMPLATED IN THIS PROXY STATEMENT WITHOUT SEEKING BOARD APPROVAL, AND, IN THE CASE OF ANY MATERIAL CHANGE, GIVING SHAREHOLDERS SIXTY DAYS ADVANCED NOTICE.

PROPOSAL NO. 2-H: TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION ON REAL ESTATE LIMITED PARTNERSHIPS, OIL, GAS AND MINERALS LEASES.

     FUNDS TO WHICH THIS PROPOSAL APPLIES: ALL FUNDS

     If shareholders of a Fund approve Proposal 2-H, the Fund's current fundamental investment restriction prohibiting or limiting the extent to which the Fund may invest in real estate limited partnerships or oil, gas and mineral leases, set forth in Exhibit A to this Proxy Statement, would be eliminated.

     DISCUSSION OF PROPOSED MODIFICATIONS. There is no requirement under the 1940 Act or any applicable law that an investment company have a fundamental investment restriction with respect to real estate partnerships or oil, gas and minerals leases. The fundamental policy was derived from state laws that have been preempted by the federal securities laws. In order to maximize each Fund's investment flexibility, this restriction should be eliminated.

     As stated above, the Funds have no intention of exercising the expanded authority permitted by this proposed change without prior Board approval and, if a material change, notice to shareholders. If this authority were exercised, however, the Funds would be subject to special risks asso-ciated with oil, gas and mineral leases. These risks include the potential of greater price fluctuations than the underlying commodity, reflecting volatility of energy and basic materials prices and possible instability of supply of various energy commodities. The Funds may also be subject to other risks such as exploration and depletion risks and interest rate risks.

     REQUIRED VOTE. Approval of Proposal 2-H requires the affirmative vote of a 1940 Act Majority of all shares of the Fund.

                             ---------------------

                      THE BOARD UNANIMOUSLY RECOMMENDS THAT
                        YOU VOTE "FOR" PROPOSAL NO. 2-H.

                             ---------------------

PROPOSAL NO. 2-I: TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION ON INVESTING FOR THE PURPOSE OF EXERCISING CONTROL.

     FUNDS TO WHICH THIS PROPOSAL APPLIES: ALL FUNDS

     If shareholders of a Fund approve Proposal 2-I, the Fund's current fundamental investment restriction prohibiting the Fund from making investments for the purpose of exercising control or management, set forth in Exhibit A to this Proxy Statement, would be eliminated.

     DISCUSSION OF PROPOSED MODIFICATIONS. There is no federal requirement that the Funds have an affirmative restriction on this subject if they do not intend to make investments for the purpose of exercising control. Moreover, there is no requirement that any restriction that they do have regarding control be categorized as fundamental. The fundamental policy was derived from state laws that have been preempted by the federal securities laws. In order to maximize the Fund's investment flexibility, this restriction should be eliminated.

     REQUIRED VOTE. Approval of Proposal 2-I requires the affirmative vote of a 1940 Act Majority of all shares of the Fund.

                             ---------------------

                      THE BOARD UNANIMOUSLY RECOMMENDS THAT
                        YOU VOTE "FOR" PROPOSAL NO. 2-I.

                             ---------------------

PROPOSAL NO. 2-J: TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION ON ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES OF THE FUND OR ITS INVESTMENT ADVISER.

     FUNDS TO WHICH THIS PROPOSAL APPLIES: ALL FUNDS

     If shareholders of a Fund approve Proposal 2-J, the Fund's current fundamental investment restriction prohibiting each Fund from investing in issuers where the officers and the Trustees of the Fund or its investment adviser own more than a certain percentage of shares, set forth in Exhibit A to this Proxy Statement, would be eliminated.

     DISCUSSION OF PROPOSED MODIFICATIONS. There is no requirement under the 1940 Act or other applicable law that the Funds have a fundamental investment restriction on this subject. The fundamental policy was derived from state laws that have been preempted by the federal securities laws. In order to maximize the Funds' investment flexibility, this restriction should be eliminated. The removal of this investment restriction will not remove any existing safeguard against transactions involving conflicts of interest between portfolio companies and the Funds' directors/trustees, officers or advisers.

     REQUIRED VOTE. Approval of Proposal 2-J requires the affirmative vote of a 1940 Act Majority of all shares of the Fund.

                             ---------------------

                        THE BOARD UNANIMOUSLY RECOMMENDS
                      THAT YOU VOTE "FOR" PROPOSAL NO. 2-J.

                             ---------------------

PROPOSAL NO. 2-K: TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION ON MARGIN AND SHORT SALES.

     FUNDS TO WHICH THIS PROPOSAL APPLIES:
     INTERNATIONAL INVESTORS GOLD FUND

     If shareholders approve Proposal 2-K, the International Investors Gold Fund's current fundamental investment restriction limiting the extent to which the Fund may engage in margin transactions and short sales, as set forth in Exhibit A to this Proxy Statement, would be eliminated.

     DISCUSSION OF PROPOSED MODIFICATIONS. The 1940 Act makes it unlawful for an investment company, in contravention of any applicable SEC rules or orders, to purchase securities on margin except for such short-term credits as are necessary for the clearance of transactions. However, there are no applicable SEC rules or orders, nor does the 1940 Act require that funds adopt a fundamental investment policy regarding this matter. As noted above in the discussion on senior securities in Proposal 2-D, the SEC staff permits short sales where the transaction is "covered" - the Fund owns the securities sold short or has the right to acquire them or has segregated liquid securities equal in value to the market value of the securities sold short. In order to maximize International Investors Gold Fund's investment flexibility, both parts of this restriction should be eliminated.

     International Investors Gold Fund has no intention of exercising the expanded authority permitted by this proposed change without prior Board approval and, if a material change, notice to shareholders. If this authority were exercised, however, the Fund would be subject to the risks associated with purchasing securities on margin and short sales such as leverage risk (as discussed in Proposal 2-A). In addition, when a fund sells a security short, there is a risk of loss in the event the security increases in value, which risk is potentially unlimited as to amount.

     REQUIRED VOTE. Approval of Proposal 2-K requires the affirmative vote of a 1940 Act Majority of all shares of the Fund.

                             ---------------------

                      THE BOARD UNANIMOUSLY RECOMMENDS THAT
                        YOU VOTE "FOR" PROPOSAL NO. 2-K.

                             ---------------------

PROPOSAL NO. 2-L: TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTIONS ON RESTRICTED SECURITIES AND REPURCHASE AGREEMENTS.

     FUNDS TO WHICH THIS PROPOSAL APPLIES:
     INTERNATIONAL INVESTORS GOLD FUND

     If shareholders approve Proposal 2-L, International Investors Gold Fund's current fundamental investment restrictions limiting the extent to which the Fund may invest in restricted securities and repurchase agreements, set forth in Exhibit A to this Proxy Statement, would be eliminated.

     DISCUSSION OF PROPOSED MODIFICATIONS. Under the 1940 Act, an investment company may not invest more than 15% of its assets in "illiquid securities", which would include restricted securities (securities that may not be transferred without registration under the Federal securities laws) and repurchase agreements with maturities in excess of 7 days. The current investment restrictions of the International Investors Gold Fund limits investments in restricted securities to 15% of total assets. It also has an overall cap of 10% of total assets on repurchase agreements having maturities of greater than seven days, restricted securities and securities for which market quotations are not readily available. These restrictions were derived at least in part from past state laws that have been preempted by the federal securities laws. Accordingly, it is proposed that these investment restrictions be eliminated in order to simplify the International Investors Gold Fund's disclosure and make it consistent with the other Funds. International Investors Gold Fund will invest in these securities only as permitted under the 1940 Act.

     REQUIRED VOTE. Approval of Proposal 2-L requires the affirmative vote of a 1940 Act Majority of all shares of the Fund.

                             ---------------------

                      THE BOARD UNANIMOUSLY RECOMMENDS THAT
                        YOU VOTE "FOR" PROPOSAL NO. 2-L.

                             ---------------------

PROPOSAL NO. 2-M: TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION ON INVESTMENT IN OTHER INVESTMENT COMPANIES.

     FUNDS TO WHICH THIS PROPOSAL APPLIES:
     INTERNATIONAL INVESTORS GOLD FUND

     If shareholders approve Proposal 2-M, International Investors Gold Fund's current fundamental investment restriction limiting the extent to which the Fund may invest in other investment companies, set forth in Exhibit A to this Proxy Statement, would be eliminated.

     DISCUSSION OF PROPOSED MODIFICATIONS. Under the 1940 Act, an investment company generally may not invest more than 5% of its total assets in any one investment company, and may not invest more than 10% of its total assets in any two or more investment companies. In addition, an investment company may not own more than 3% of the total outstanding shares of another investment company. The current investment restrictions of the International Investors Gold Fund relating to investment in other investment companies limits such purchases to open market transactions where only a customary brokerage commission is charged and purchases that are part of a plan of merger or consolidation. These fundamental restrictions were derived from past state laws that have been preempted by the federal securities laws. Accordingly, it is proposed that these investment restrictions be eliminated in order to simplify International Investors Gold Fund's disclosure and make it consistent with the other Funds. International Investors Gold Fund will invest in securities of other investment companies only as permitted under the 1940 Act.

     International Investors Gold Fund has no intention of exercising the expanded authority permitted by this proposed change without prior Board approval and, if a material change, notice to shareholders, as noted above. To the extent that the Fund exercises the authority of investing in other investment companies, however, the Fund will bear its share of the fees and expenses of such investment companies in addition to its own fees and expenses.

     REQUIRED VOTE. Approval of Proposal 2-M requires the affirmative vote of a 1940 Act Majority of all shares of the Fund.

                             ---------------------

                      THE BOARD UNANIMOUSLY RECOMMENDS THAT
                        YOU VOTE "FOR" PROPOSAL NO. 2-M.

                             ---------------------

PROPOSAL NO. 2-N: TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION ON PUTS, CALLS, STRADDLES AND SPREADS.

     FUNDS TO WHICH THIS PROPOSAL APPLIES:
     EMERGING MARKETS FUND AND GLOBAL HARD ASSETS FUND

     If shareholders approve Proposal 2-N, the Emerging Markets Fund's and Global Hard Assets Fund's current fundamental investment restriction limiting the extent to which each Fund may invest in puts, calls, straddles, and spreads, set forth in Exhibit A to this Proxy Statement, would be eliminated.

     DISCUSSION OF PROPOSED MODIFICATIONS. There is no requirement under the 1940 Act or other applicable law that an investment company have a fundamental investment restriction on investments in puts, calls, straddles or spreads. For the Emerging Markets Fund and Global Hard Assets Fund, in order to maximize each Fund's investment flexibility, this restriction should be eliminated. Each Fund will invest in these instruments only as permitted under the 1940 Act.

     The Funds have no intention of exercising the expanded authority permitted by this proposed change without prior Board approval and, if a material change, notice to shareholders. If this authority were exercised, however, each Fund would be subject to the risks associated with investments in puts, calls, straddles and spreads such as leverage risk (as discussed in Proposal 2-A) and the risk that the portfolio's position in a contract may be illiquid at certain times.

     REQUIRED VOTE. Approval of Proposal 2-N requires the affirmative vote of a 1940 Act Majority of all shares of the Fund.

                             ---------------------

                      THE BOARD UNANIMOUSLY RECOMMENDS THAT
                        YOU VOTE "FOR" PROPOSAL NO. 2-N.

                             ---------------------

PROPOSAL 3: TO APPROVE AMENDMENTS TO THE MASTER TRUST AGREEMENT.

     At a meeting of the Board of Trustees held on December 8, 2005, the Board unanimously approved, subject to shareholder approval, three amendments to the Trust's Master Trust Agreement that would:

    (A) remove Section 3.6 relating to investment restrictions with respect to the International Investors Gold Fund and its corresponding reference in Section 7.3,

    (B) amend Section 4.2(d) relating to liquidation to allow the Board to liquidate the Trust, or a series or a class thereof, without first obtaining shareholder approval or authorization; and

    (C) amend Section 7.2 relating to reorganizations to allow the Board to reorganize the Trust, or a series or a class thereof, without first obtaining shareholder approval or authorization (collectively, the "Amendments").

     The relevant provisions from the Master Trust Agreement, reflecting the above amendments, are attached herein as Exhibit D.

     The proposed Amendment in Proposal 3-A would eliminate restrictions that are not required to be in the Master Trust Agreement and which will no longer be the limits of the International Investors Gold Fund if shareholders approve Proposal 3-A. The proposed Amendments in Proposals 3-B and 3-C would provide the Board greater flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. Primarily, they would permit the Board to reorganize or liquidate the Trust or a series of class thereof when in the shareholders' best interests without the costly expense of a proxy solicitation. Adoption of the Amendments would not alter in any way the Board's existing fiduciary obligations to act with due care and in the shareholders' best interests. Before utilizing any new flexibility that the Amendments would afford, the Board must still first consider the shareholders' interests and then act in accordance with such interests.

PROPOSAL 3-A: DELETE THE INVESTMENT RESTRICTIONS WITH RESPECT TO INTERNATIONAL INVESTORS GOLD FUND AND CORRESPONDING REFERENCES.

     FUND TO WHICH THIS PROPOSAL APPLIES:
     INTERNATIONAL INVESTORS GOLD FUND

     Pursuant to Section 4.2(e) and Section 7.3 of the Master Trust Agreement, Proposal 3-A exclusively affects the interests of the shareholders of the Trust's series known as International Investors Gold Fund. Accordingly, only International Investors Gold Fund shareholders are entitled to vote on Proposal 3-A. Proposal 3-A would remove Section 3.6 of the Master Trust Agreement, which sets forth the investment restrictions of the International Investors Gold Fund, and would delete the provision in Section 7.3 relating to voting procedures with respect to Section 3.6.

     Investment restrictions for the Trust or a series thereof are governed by federal securities laws, including Section 13 of the 1940 Act, which requires that changes in fundamental investment restrictions be approved by a 1940 Act Majority Vote and that non-fundamental investment restrictions be approved by the vote of a majority of the Trustees, as discussed further in Proposal 2. Inclusion of such restrictions in the Master Trust Agreement is not required by federal or state law and under the existing section, the Board cannot change certain non-fundamental restrictions without first conducting a shareholder meeting and incurring the attendant costs and delays. In addition, changes to fundamental restrictions would require shareholder approval for the change, as required by federal securities laws, as well as shareholder approval to amend the Master Trust Agreement. This would also result in additional costs and delays. In contrast, Proposal 3-A would (1) give the Board the flexibility to change non- fundamental investment restrictions without shareholder approval as authorized by federal securities laws without incurring the potential costs of a proxy solicitation and (2) not require that shareholders to approve an amendment to the Master Trust Agreement if the Board proposed to amend certain fundamental restrictions.

     CONCLUSION. The Board has concluded that Proposal 3-A is in the best interests of the Trust, International Investors Gold Fund and its shareholders. Accordingly, the Board unanimously recommends that the shareholders vote FOR Proposal 3-A approving the amendment to the Master Trust Agreement in the manner described. If the Proposal is not approved, the Master Trust Agreement will remain unchanged and in effect. Additionally, because the changes recommended in Proposal 3-A regarding Sections 3.6 and 7.3 of the Master Trust Agreement pertain specifically to International Investors Gold Fund's investment restrictions, votes against Proposal 3-A will effectively cancel out any affirmative votes for Proposals

2-A, 2-B, 2-J, 2-K and 2-L. Thus, a vote against Proposal 3-A will prevent approvals on the above Proposals from taking effect with respect to International Investors Gold Fund.

     REQUIRED VOTE. Approval of Proposal 3-A requires the affirmative vote of a 1940 Act Majority of those shares entitled to vote on Proposal 3-A.

                             ---------------------

                    THE BOARD RECOMMENDS THAT SHAREHOLDERS OF
                     INTERNATIONAL INVESTORS GOLD FUND VOTE
                               "FOR" PROPOSAL 3-A.

                             ---------------------

PROPOSAL 3-B: APPROVAL OF AN AMENDMENT TO THE PROVISION GOVERNING LIQUIDATION OF THE TRUST OR ITS SERIES OR CLASSES WHICH WOULD PERMIT THE BOARD TO LIQUIDATE THE TRUST, A SERIES OR CLASS WITHOUT SHAREHOLDER APPROVAL.

     FUNDS TO WHICH THIS PROPOSAL APPLIES: ALL FUNDS

     Proposal 3-B would generally permit the Board, subject to applicable federal and state law, to liquidate all or a portion of the Trust or any of its series or classes. The Master Trust Agreement currently requires shareholder approval in connection with the liquidation of the Trust or any of its series or classes.

     The proposed Amendment would give the Board the flexibility to liquidate the Trust or any of its series or classes without incurring the costs of a proxy solicitation. The Board could determine in certain circumstances that the Trust's liquidation or the liquidation of a series or class thereof is in the shareholders' best interests. For example, in the event that a series of the Trust is not sufficient in size in order to achieve economies of scale, expenses are high or performance is low in comparison to other similarly-managed investment companies, the Board could determine that it would be in the shareholders' interests to liquidate the series. Under the Master Trust Agreement, the Board cannot currently effectuate such liquidation without first conducting a shareholder meeting and incurring the attendant costs and delays of a proxy solicitation.

     As discussed above, Proposal 3-B would in no way alter the Board's fiduciary obligations to act with due care and in the shareholders' best interests. Before allowing a Trust, series, or class liquidation to proceed without shareholder approval, the Board would have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' best interests. Any exercise of the Board's increased authority under

Proposal 3-B also would be subject to any applicable requirements of the 1940 Act and Massachusetts law.

     CONCLUSION. The Board has concluded that Proposal 3-B is in the best interests of the Trust and its shareholders. Accordingly, the Board unanimously recommends that the shareholders vote FOR Proposal 3-B approving the amendment to the Master Trust Agreement in the manner described. If the Proposal is not approved, the Master Trust Agreement will remain unchanged and in effect.

     REQUIRED VOTE. Approval of Proposal 3-B requires the affirmative vote of a 1940 Act Majority of those shares entitled to vote on Proposal 3-B.

                             ---------------------

                     THE BOARD RECOMMENDS THAT SHAREHOLDERS
                            VOTE "FOR" PROPOSAL 3-B.

                             ---------------------

PROPOSAL 3-C: APPROVAL OF AN AMENDMENT TO THE PROVISION GOVERNING REORGANIZATION OF THE TRUST OR ITS SERIES OR CLASSES WHICH WOULD PERMIT THE BOARD TO REORGANIZE THE TRUST OR ANY SERIES OR CLASS WITHOUT THE NEED FOR A SHAREHOLDER VOTE OR APPROVAL.

     FUNDS TO WHICH THIS PROPOSAL APPLIES: ALL FUNDS

     Proposal 3-C would generally permit the Board, subject to applicable federal and state law, to reorganize all or a portion of the Trust or any of its series or classes without a shareholder vote. The Master Trust Agreement currently requires shareholder approval in connection with the reorganization of the Trust or any of its series or classes.

     Under certain circumstances, it may not be in the shareholders' best interests to require a shareholder vote for the Trust or a series or class thereof to reorganize into another entity. For example, in order to reduce the cost and scope of state regulatory constraints or to take advantage of a more favorable tax treatment offered by another state, the Board may determine that it would be in the shareholders' interests to reorganize a series or class, to domicile the Trust in another state or to change its legal form. In addition, the Board may determine that it would be in the shareholders' interests to merge the Trust or a series thereof with a third-party fund, as an alternative to liquidating the Trusts or a series thereof. Under the existing Master Trust Agreement, the Board cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. In contrast, Proposal 3-C would give the Board the flexibility to reorganize all or a portion of the

Trust or any of its series or classes, and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. Such flexibility should help to assure that the Trust and its series operate under the most appropriate form of organization.

     As discussed above, Proposal 3-C would in no way alter the Board's fiduciary obligations to act with due care and in the shareholders' best interests. Before allowing a Trust, series, or class reorganization to proceed without shareholder approval, the Board would have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' best interests. Any exercise of the Board's increased authority under Proposal 3-C also would be subject to any applicable requirements of the 1940 Act and Massachusetts law. In all cases, Proposal 3-C would require that shareholders receive written notification of the reorganization prior to its consummation.

     CONCLUSION. The Board has concluded that Proposal 3-C is in the best interests of the Trust and its shareholders. Accordingly, the Board unanimously recommends that the shareholders vote FOR Proposal 3-C approving the amendment to the Master Trust Agreement in the manner described. If the Proposal is not approved, the Master Trust Agreement will remain unchanged and in effect.

     REQUIRED VOTE. Approval of Proposal 3-C requires the affirmative vote of a 1940 Act Majority of those shares entitled to vote on Proposal 3-C.

                             ---------------------

                   THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE
                               "FOR" PROPOSAL 3-C.

                             ---------------------

            INFORMATION ON THE FUNDS' INDEPENDENT PUBLIC ACCOUNTANTS

     Van Eck Funds' financial statements for the fiscal year ended December 31, 2005 are being audited by Ernst & Young LLP ("E&Y"), 5 Times Square, New York, New York 10036. E&Y has informed Van Eck Funds that it has no material direct or indirect financial interest in any of the Funds and that investments in the Funds by its personnel and their family members are prohibited where appropriate to maintaining the auditors' independence. In the opinion of the Board, the services provided by E&Y are compatible with maintaining the independence of Van Eck Funds' auditors. The Board has appointed E&Y as the independent public accountants for Van Eck Funds for the fiscal year ending December 31, 2005.

     Representatives of E&Y are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES

     For the fiscal years ended December 31, 2004 and December 31, 2005, the aggregate fees billed by E&Y for professional services rendered for the audit of Van Eck Funds' annual financial statements, the review of the financial statements included in the Funds' annual reports to shareholders, and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements, were $116,880 and $129,000, respectively. For the fiscal years ended December 31, 2004 and December 31, 2005, E&Y did not receive fees for audit services provided to the Adviser.

AUDIT-RELATED FEES

     The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Van Eck Funds' financial statements and are not reported above in Audit Fees was $6,000 and $33,000 for 2004 and 2005, respectively. The nature of the services provided was quarterly valuation procedures.

TAX FEES

     The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was $18,800 and $17,500 for 2004 and 2005, respectively. The nature of the services provided was the preparation of U.S. tax returns.

ALL OTHER FEES

     The principal accountant did not bill any fees for products or services other than those reported in Audit Fees, Audit-Related Fees and Tax Fees for 2004 and 2005.

AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

     The Audit Committee has delegated to the Chairperson of the Committee authority to pre-approve the engagement of an accountant to provide audit and non-audit services to the Trust, subject to ratification of such pre-approval by the Audit Committee at the Committee's next meeting.

     The Audit Committee approved 100% of the audit and non-audit services provided by the accountant for both 2004 and 2005.

     No hours were attributable to persons other than the principal accountant's full-time permanent employees for the work performed by the principal accountant to audit the Van Eck Funds' financial statement for the 2004 fiscal year.

     For fiscal years 2004 and 2005, Van Eck Funds' principal accountant did not bill any non-audit fees for services rendered to the Van Eck Funds and rendered to the Van Eck Funds' investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Van Eck Funds.

     The Audit Committee of the Board of Trustees considered whether the provision of non-audit services rendered to the Van Eck Funds' investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Van Eck Funds that were not pre-approved by the Audit Committee since the engagement did not relate directly to the operations and financial reporting of the Van Eck Funds is compatible with maintaining the principal accountant's independence.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     E&Y did not bill any fees for professional services rendered to Van Eck Funds for information technology services relating to financial information systems design and implementation for Van Eck Funds' fiscal year ended December 31, 2005. Similarly, E&Y did not bill any fees for professional services rendered to the Adviser, any investment sub-adviser or any other service provider affiliated with the Adviser for information technology services relating to financial information systems design and implementation for the year ended December 31, 2005.

ALL OTHER FEES

     E&Y did not bill any fees for the fiscal years ended December 31, 2004 and 2005, for other services provided to Van Eck Funds. E&Y did not bill any fees for the fiscal years ended December 31, 2004 and 2005, for other services provided to the Adviser, any investment sub-adviser or any other service provider affiliated with the Adviser.

                               REGULATORY MATTERS

     In connection with their investigations of practices identified as "market timing" and "late trading" of mutual fund shares, the Office of the New York State Attorney General and the SEC have requested and received information from the Adviser. The investigations are ongoing, and the Adviser is continuing to cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

     In July 2004, the Adviser received a so-called "Wells Notice" from the SEC in connection with the SEC's investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser's response has been extended until further notice from the SEC. There cannot be any assurance that, if the SEC and/or the New York Attorney General were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

     The Board determined that the Adviser is cooperating with the SEC, the NYAG and the Independent Trustees in connection with these matters and that the Adviser has taken appropriate steps to implement policies and procedures reasonably designed to prevent harmful market timing activities by investors in the Funds. In addition, the Board concluded that the Adviser has acted in good faith in providing undertakings to the Board to make restitution of damages, if any, that may have resulted from any prior wrongful actions of the Adviser and that it would be appropriate to permit the SEC and the NYAG to bring to conclusion their pending regulatory investigations prior to the Board making any final determination of its own with respect to these same matters.

                                  OTHER MATTERS

     No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of shareholders properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of Van Eck Funds.

                             SOLICITATION OF PROXIES

     The solicitation of proxies, the cost of which will be borne by the Funds, will be made primarily by mail but may also be made by telephone by D.F. King, Mutual Fund Services, professional proxy solicitors, who will be paid fees and expenses of approximately $114,000 for soliciting services. All expenses in connection with preparing this Proxy Statement and its enclosures and additional solicitation expenses will be borne by the Funds, as appropriate. If votes are recorded by telephone, D.F. King, Mutual Fund Services, will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that shareholders instructions have been properly recorded. Shareholders also may vote by mail or through a secure Internet site. Proxies by telephone or Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

               THE FUNDS' ADVISER, DISTRIBUTOR, AND ADMINISTRATOR

     Van Eck Associates Corporation is located at 99 Park Avenue, New York, New York 10016. The Adviser serves as manager and investment adviser to Van Eck Funds pursuant to an Investment Advisory Agreement.

     Van Eck Securities Corporation, 99 Park Avenue, New York, New York 10016, serves as each Fund's distributor pursuant to underwriting agreements with each Fund and is compensated for its distribution and shareholder services pursuant to each Fund's Rule 12b-1 plan. Van Eck Securities Corporation is a wholly-owned subsidiary of Adviser.

     The Adviser serves as administrator to the Funds pursuant to a management and administration agreement.

                              SHAREHOLDER PROPOSALS

     As a general matter, Van Eck Funds does not hold regular annual or other regular meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of Van Eck Funds' shareholders should send such proposals to Van Eck Funds at 99 Park Avenue, New York, New York 10016. Proposals must be received a reasonable period of time prior to any meeting to be included in the proxy materials or otherwise to be considered at the meeting. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

                                       By order of the Board of Trustees,


                                       /s/ Joseph J. McBrien
                                       ---------------------
                                       Joseph J. McBrien
                                       Senior Vice President and Secretary
                                       Van Eck Funds

Dated: January 27, 2006
New York, New York

                                    EXHIBIT A

                VAN ECK FUNDS FUNDAMENTAL INVESTMENT RESTRICTIONS

                              EMERGING MARKETS FUND

EXISTING FUNDAMENTAL INVESTMENT RESTRICTION
--------------------------------------------------------------------------------
BORROWING. The Fund may not borrow money, except that the Fund may borrow up to 30% of the value of its net assets to increase its holdings of portfolio securities.
--------------------------------------------------------------------------------
UNDERWRITING. The Fund may not underwrite any issue of securities
(except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities).

--------------------------------------------------------------------------------
LENDING. The Fund may not make loans, except by (i) purchase of marketable bonds, debentures, commercial paper and similar marketable evidences of indebtedness and (ii) repurchase agreements. The Fund may lend to broker-dealers portfolio securities with an aggregate market value up to one-third of its total assets.


--------------------------------------------------------------------------------
SENIOR SECURITIES. The Fund may not issue senior
securities, except insofar as the Fund may be deemed to
have issued a senior security by reason of (i) borrowing
money in accordance with restrictions described above;
(ii) entering into forward foreign currency contracts;
(iii) financial futures contracts purchased on margin,
(iv) foreign currency swaps; and (v) issuing multiple
classes of shares.
--------------------------------------------------------------------------------
REAL ESTATE. The Fund may not purchase or sell real estate, although the Fund may purchase securities of companies which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are collateralized by interests in real estate.

--------------------------------------------------------------------------------

                         PROPOSED CHANGE
--------------------------------------------------------------------------------
     BORROWING. The Fund may not borrow money, except as
     permitted under the 1940 Act, as amended and as
     interpreted or modified by regulation from time to time.
--------------------------------------------------------------------------------
     UNDERWRITING. The Fund may not engage in the business of
     underwriting securities issued by others, except to the
     extent that the Fund may be considered an underwriter
     within the meaning of the Securities Act of 1933 in the
     disposition of restricted securities or in connection
     with its investments in other investment companies.
--------------------------------------------------------------------------------
     LENDING. The Fund may not make loans, except that the
     Fund may (i) lend portfolio securities, (ii) enter into
     repurchase agreements, (iii) purchase all or a portion
     of an issue of debt securities, bank loan participation
     interests, bank certificates of deposit, bankers'
     acceptances, debentures or other securities, whether or
     not the purchase is made upon the original issuance of
     the securities, and (iv) participate in an interfund
     lending program with other registered investment
     companies.
--------------------------------------------------------------------------------
     SENIOR SECURITIES. The Fund may not issue senior securities, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.



--------------------------------------------------------------------------------
     REAL ESTATE. The Fund may not purchase or sell real
     estate, except that the Fund may (i) invest in
     securities of issuers that invest in real estate or
     interests therein, (ii) invest in mortgage-related
     securities and other securities that are secured by real
     estate or interests therein, and (iii) hold and sell
     real estate acquired by the Fund as a result of the
     ownership of securities.
--------------------------------------------------------------------------------

EXISTING FUNDAMENTAL INVESTMENT RESTRICTION
--------------------------------------------------------------------------------
COMMODITIES. The Fund may not purchase or sell commodities or commodity futures contracts (for the purpose of this restriction, forward foreign exchange contracts are not deemed to be a commodity or commodity contract). The Fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts.

--------------------------------------------------------------------------------
CONCENTRATION. The Fund may not invest more than 25
percent of the value of its total assets in the
securities of issuers having their principal business
activities in the same industry, except as otherwise
stated in the Fund's fundamental investment objective,
and provided that this limitation does not apply to
obligations issued or guaranteed by the U.S.
government, its agencies or instrumentalities.
--------------------------------------------------------------------------------
REAL ESTATE LIMITED PARTNERSHIPS, OIL, GAS AND MINERALS
LEASES. The Fund may not invest in real estate limited
partnerships or in oil, gas or other mineral leases.
--------------------------------------------------------------------------------
EXERCISING CONTROL. The Fund may not make investments
for the purpose of exercising control or management.
--------------------------------------------------------------------------------
ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND
TRUSTEES OF THE FUND OR ITS INVESTMENT ADVISER. The
Fund may not purchase or retain a security of any
issuer if any of the officers, directors or Trustees of
the Fund or its investment adviser owns beneficially
more than 1/2 of 1% of the securities of such issuer,
or if such persons taken together own more than 5% of
the securities of such issuer.
--------------------------------------------------------------------------------
PUTS, CALLS, STRADDLES AND SPREADS. The Fund may not
write, purchase or sell puts, calls, straddles, spreads
or combinations thereof, except that the Fund may
purchase or sell puts and calls on foreign currencies
and on securities described under "Options
Transactions" herein and in the Prospectus, and may
write, purchase or sell put and call options on
financial futures contracts, which include bond and
stock index futures contracts.
--------------------------------------------------------------------------------

                         PROPOSED CHANGE
--------------------------------------------------------------------------------
     COMMODITIES. The Fund may not purchase or sell
     commodities, unless acquired as a result of owning
     securities or other instruments, but it may purchase,
     sell or enter into financial options and futures,
     forward and spot currency contracts, swap transactions
     and other financial contracts or derivative instruments
     and may invest in securities or other instruments backed
     by commodities.
--------------------------------------------------------------------------------
     CONCENTRATION. The Fund may not purchase any security
     if, as a result of that purchase, 25% or more of its
     total assets would be invested in securities of issuers
     having their principal business activities in the same
     industry. This limit does not apply to securities issued
     or guaranteed by the U.S. government, its agencies or
     instrumentalities.
--------------------------------------------------------------------------------
     [Eliminated]


--------------------------------------------------------------------------------
     [Eliminated]

--------------------------------------------------------------------------------
     [Eliminated]






--------------------------------------------------------------------------------
     [Eliminated]





--------------------------------------------------------------------------------

      VAN ECK FUNDS FUNDAMENTAL INVESTMENT RESTRICTIONS

                   GLOBAL HARD ASSETS FUND

EXISTING FUNDAMENTAL INVESTMENT RESTRICTION
--------------------------------------------------------------------------------
BORROWING. The Fund may not borrow money, except that
the Fund may borrow up to 30% of the value of its net
assets to increase its holdings of portfolio securities.
--------------------------------------------------------------------------------
UNDERWRITING. The Fund may not underwrite any issue of securities (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities).

--------------------------------------------------------------------------------
LENDING. The Fund may not make loans, except by (i) purchase of marketable bonds, debentures, commercial paper and similar marketable evidences of indebtedness and (ii) repurchase agreements. The Fund may lend to broker-dealers portfolio securities with an aggregate market value up to one-third of its total assets.



--------------------------------------------------------------------------------
SENIOR SECURITIES. The Fund may not issue senior
securities, except insofar as the Fund may be deemed to
have issued a senior security by reason of (i)
borrowing money in accordance with restrictions
described above; (ii) entering into forward foreign
currency contracts; (iii) financial futures contracts
purchased on margin, (iv) commodity futures contracts
purchased on margin; (v) foreign currency swaps; and
(vi) issuing multiple classes of shares.
--------------------------------------------------------------------------------
REAL ESTATE. The Fund may not purchase or sell real estate, although the Fund may purchase securities of companies which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are collateralized by interests in real estate.


--------------------------------------------------------------------------------

                                 PROPOSED CHANGE
--------------------------------------------------------------------------------
     BORROWING. Fund may not borrow money, except as
     permitted under the 1940 Act, as amended and as
     interpreted or modified by regulation from time to time.
--------------------------------------------------------------------------------
     UNDERWRITING. The Fund may not engage in the business of
     underwriting securities issued by others, except to the
     extent that the Fund may be considered an underwriter
     within the meaning of the Securities Act of 1933 in the
     disposition of restricted securities or in connection
     with its investments in other investment companies.
--------------------------------------------------------------------------------
     LENDING. The Fund may not make loans, except that the
     Fund may (i) lend portfolio securities, (ii) enter into
     repurchase agreements, (iii) purchase all or a portion
     of an issue of debt securities, bank loan participation
     interests, bank certificates of deposit, bankers'
     acceptances, debentures or other securities, whether or
     not the purchase is made upon the original issuance of
     the securities, and (iv) participate in an interfund
     lending program with other registered investment
     companies.
--------------------------------------------------------------------------------
     SENIOR SECURITIES. The Fund may not issue senior securities, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.



--------------------------------------------------------------------------------
     REAL ESTATE. The Fund may not purchase or sell real
     estate, except that the Fund may (i) invest in
     securities of issuers that invest in real estate or
     interests therein, (ii) invest in mortgage-related
     securities and other securities that are secured by
     real estate or interests therein, and (iii) hold and
     sell real estate acquired by the Fund as a result of
     the ownership of securities.
--------------------------------------------------------------------------------

EXISTING FUNDAMENTAL INVESTMENT RESTRICTION
--------------------------------------------------------------------------------
COMMODITIES. The Fund may not purchase or sell
non-hard assets commodities or commodity futures
contracts (for the purpose of this restriction, forward
foreign exchange contracts are not deemed to be a
commodity or commodity contract). The Fund may not
commit more than 5% of its total assets to initial
margin deposits on futures contracts. In addition, the
Fund may invest in gold and silver bullion, palladium
and platinum group metals bullion and coins.
--------------------------------------------------------------------------------
CONCENTRATION. The Fund may no invest more than 25 percent of the value of a Fund's total assets in the securities of issuers having their principal business activities in the same industry, except as otherwise stated in the Fund's fundamental investment objective, and provided that this limitation does not apply to obligations issued or guaranteed by the U.S.
government, its agencies or instrumentalities.

--------------------------------------------------------------------------------
REAL ESTATE LIMITED PARTNERSHIPS, OIL, GAS AND MINERALS
LEASES. The Fund may not invest in real estate limited
partnerships or in oil, gas or other mineral leases.
--------------------------------------------------------------------------------
EXERCISING CONTROL. The Fund may not make investments
for the purpose of exercising control or management.
--------------------------------------------------------------------------------
ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND
TRUSTEES OF THE FUND OR ITS INVESTMENT ADVISER. The
Fund may not purchase or retain a security of any
issuer if any of the officers, directors or Trustees of
a Fund or its investment adviser owns beneficially more
than 1/2 of 1% of the securities of such issuer, or if
such persons taken together own more than 5% of the
securities of such issuer.
--------------------------------------------------------------------------------
PUTS, CALLS, STRADDLES AND SPREADS. The Fund may not
write, purchase or sell puts, calls, straddles, spreads
or combinations thereof, except that the Fund may
purchase or sell puts and calls on foreign currencies
and on securities described under "Options
Transactions" herein and in the Prospectus, and may
write, purchase or sell put and call options on
financial futures contracts, which include bond and
stock index futures contracts.
--------------------------------------------------------------------------------

                                 PROPOSED CHANGE
--------------------------------------------------------------------------------
     COMMODITIES. The Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities.

--------------------------------------------------------------------------------
     CONCENTRATION. The Fund may not purchase any security
     if, as a result of that purchase, 25% or more of its
     total assets would be invested in securities of issuers
     having their principal business activities in the same
     industry except that the Fund will invest 25% or more of
     its total assets in "hard asset" industries as defined
     in the Prospectus. This limit does not apply to
     securities issued or guaranteed by the U.S. government,
     its agencies or instrumentalities.
--------------------------------------------------------------------------------
     [Eliminated]


--------------------------------------------------------------------------------
     [Eliminated]

--------------------------------------------------------------------------------
     [Eliminated]




--------------------------------------------------------------------------------
     [Eliminated]




--------------------------------------------------------------------------------

                VAN ECK FUNDS FUNDAMENTAL INVESTMENT RESTRICTIONS

                       INTERNATIONAL INVESTORS GOLD FUND

EXISTING FUNDAMENTAL INVESTMENT RESTRICTION
--------------------------------------------------------------------------------
BORROWING. The Fund may not purchase securities for
investment while borrowings equal to 30% or more of the
Fund's assets are outstanding.
--------------------------------------------------------------------------------
UNDERWRITING. The Fund may not underwrite securities of other issuers.



--------------------------------------------------------------------------------
LENDING. The Fund may not make loans to other persons, except through repurchase agreements or the purchase of publicly distributed bonds, debentures and other debt securities. The Fund may not lend its funds or assets, except through the purchase of securities the Fund would otherwise be authorized to purchase, provided, however, that the Fund may lend to broker-dealers and other financial institutions portfolio securities.


--------------------------------------------------------------------------------
SENIOR SECURITIES. The Fund may not issue senior
securities except that the Fund may (i) borrow money
for emergency or extraordinary reasons and provided
such borrowings are limited to 50% of total assets,
taken at cost provided that immediately after such
borrowing there shall be asset coverage of at least
300%, (ii) enter into forward contracts, (iii) purchase
futures contracts on margin, (iv) issue multiple
classes ofsecurities, and (v) enter into swap agreement
or purchase or sell structured notes or similar
instruments.
--------------------------------------------------------------------------------
REAL ESTATE. The Fund may not invest in real estate.



--------------------------------------------------------------------------------

                                 PROPOSED CHANGE
--------------------------------------------------------------------------------
     BORROWING. The Fund may not borrow money, except as
     permitted under the 1940 Act, as amended and as
     interpreted or modified by regulation from time to time.
--------------------------------------------------------------------------------
     UNDERWRITING. The Fund may not engage in the business of
     underwriting securities issued by others, except to the
     extent that the Fund may be considered an underwriter
     within the meaning of the Securities Act of 1933 in the
     disposition of restricted securities or in connection
     with its investments in other investment companies.
--------------------------------------------------------------------------------
     LENDING. The Fund may not make loans, except that the
     Fund may (i) lend portfolio securities, (ii) enter into
     repurchase agreements, (iii) purchase all or a portion
     of an issue of debt securities, bank loan participation
     interests, bank certificates of deposit, bankers'
     acceptances, debentures or other securities, whether or
     not the purchase is made upon the original issuance of
     the securities, and (iv) participate in an interfund
     lending program with other registered investment
     companies.
--------------------------------------------------------------------------------
     SENIOR SECURITIES. The Fund may not issue senior securities, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.




--------------------------------------------------------------------------------
     REAL ESTATE. The Fund may not purchase or sell real
     estate, except that the Fund may (i) invest in
     securities of issuers that invest in real estate or
     interests therein, (ii) invest in mortgage-related
     securities and other securities that are secured by real
     estate or interests therein, and (iii) hold and sell
     real estate acquired by the Fund as a result of the
     ownership of securities.
--------------------------------------------------------------------------------

EXISTING FUNDAMENTAL INVESTMENT RESTRICTION
--------------------------------------------------------------------------------
COMMODITIES. The Fund may not invest in commodity contracts or commodities (except that, subject to applicable state laws, the Fund may invest up to 12.5% of the value of its total assets as of the date of investment in gold and silver coins which are legal tender in the country of issue and gold and silver bullion, palladium and platinum group metals bullion).



--------------------------------------------------------------------------------
CONCENTRATION. The Fund concentrates in the gold-mining industry.





--------------------------------------------------------------------------------
REAL ESTATE LIMITED PARTNERSHIPS, OIL, GAS AND MINERALS
LEASES. The Fund may not invest in real estate limited
partnerships or in interests (other than equity stock
interests) in oil, gas or other mineral exploration or
development programs or in oil, gas or other mineral
lease.
--------------------------------------------------------------------------------
EXERCISING CONTROL. The Fund may not make investments
for the purpose of exercising control or management.
--------------------------------------------------------------------------------
ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND
TRUSTEES OF THE FUND OR ITS INVESTMENT ADVISER. The
Fund may not purchase or retain securities of an issuer
having an officer, director or security holder who is
an officer or director of the Trust or who furnishes
management or supervising services to the Trust, if at
the time of such purchase or at any time thereafter any
one or more of such persons owns beneficially more than
1/2 of 1% of the securities of such issuer or such
person or persons together own more than 5% of such
securities (all taken at market value).
--------------------------------------------------------------------------------

                                 PROPOSED CHANGE
--------------------------------------------------------------------------------
     COMMODITIES. The Fund may not purchase or sell
     commodities, unless acquired as a result of owning
     securities or other instruments, but it may purchase,
     sell or enter into financial options and futures,
     forward and spot currency contracts, swap transactions
     and other financial contracts or derivative instruments
     and may invest in securities or other instruments backed
     by commodities. In addition, the Fund may invest in gold
     and silver coins which are legal tender in the country
     of issue and gold and silver bullion, and palladium and
     platinum group metals bullion.
--------------------------------------------------------------------------------
     CONCENTRATION. The Fund may not purchase any security
     if, as a result of that purchase, 25% or more of its
     total assets would be invested in securities of issuers
     having their principal business activities in the same
     industry except that the Fund will invest 25% or more of
     its total assets in the gold-mining industry. This limit
     does not apply to securities issued or guaranteed by the
     U.S. government, its agencies or instrumentalities.
--------------------------------------------------------------------------------
     [Eliminated]



--------------------------------------------------------------------------------
     [Eliminated]


--------------------------------------------------------------------------------
     [Eliminated]








--------------------------------------------------------------------------------

EXISTING FUNDAMENTAL INVESTMENT RESTRICTION
--------------------------------------------------------------------------------
MARGIN. The Fund may not purchase securities on margin,
except as is necessary for the clearance of its
transactions; or make short sales, unless the Fund may
readily acquire the security sold short by virtue of
its holding a right to purchase a quantity of such
shorted security sufficient to cover the short.
--------------------------------------------------------------------------------
OTHER INVESTMENT COMPANIES. The Fund may not purchase
securities issued by any other investment company or
investment trust, except by purchase in the open market
where no commission or profit to a sponsor or dealer
results from such purchase other than the customary
brokerage commission or except when such purchase,
though not made in the open market, is part of a plan
of merger or consolidation.
--------------------------------------------------------------------------------
RESTRICTED SECURITIES. The Fund may not purchase any
restricted securities which may not be sold to the
public without registration under the Securities Act of
1933, if by reason of such purchase the value of the
Trust's aggregate holdings in all such securities would
exceed 15% of total assets.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund may not invest more
than 10% of its assets in repurchase agreements having
maturities of greater than seven days or in a
combination of such agreements together with restricted
securities and securities for which market quotations
are not readily available.
--------------------------------------------------------------------------------

                                 PROPOSED CHANGE
--------------------------------------------------------------------------------
     [Eliminated]




--------------------------------------------------------------------------------
     [Eliminated]





--------------------------------------------------------------------------------
     [Eliminated]




--------------------------------------------------------------------------------
     [Eliminated]




--------------------------------------------------------------------------------

                                    EXHIBIT B

                                  VAN ECK FUNDS

                               VAN ECK FUNDS, INC.

                        VAN ECK WORLDWIDE INSURANCE TRUST

                             AUDIT COMMITTEE CHARTER

ORGANIZATION

     There shall be a committee of each of the Boards of Trustees/Directors of each Van Eck Fund, Van Eck Funds, Inc., and Van Eck Worldwide Insurance Trust (the "Funds") to be known as the Audit Committee. The Audit Committee shall be composed of at least three trustees/directors, each of whom is not an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund and is free of any relationship that, in the opinion of the Board of Trustees/Directors (the "Board"), would interfere with their exercise of independent judgment as a committee member. No member of the Audit Committee shall receive any compensation from the Funds except compensation for service as a member of a Fund's Board or a committee of the Board. As referred to herein, "management" of the Fund shall include employees of Van Eck Associates Corporation, or any of the Funds' investment advisers, distributor or sub advisers.

     Unless it determines that no member of the Audit Committee qualifies as an audit committee financial expert as defined in Item 3 of Form N-CSR (in accordance with the criteria below) the Board will identify one (or in its discretion, more than one) member of the Audit Committee as an Audit Committee financial expert. The identification of an Audit Committee member as an audit committee financial expert does not impose on the member any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on Audit Committee members in general.

STATEMENT OF POLICY

     The Audit Committee shall provide assistance to the Funds'
Trustees/Directors in fulfilling their responsibilities to the shareholders, potential shareholders, and investment community relating to accounting, reporting practices of the Funds, and the quality and integrity of the financial reports of the Fund. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the Trustees/Directors, the independent auditors, the internal auditors, and the management of the Funds.

PURPOSES OF THE AUDIT COMMITTEE

     The purposes of the Audit Committee are:

    o to oversee the accounting and financial reporting processes of each Fund and its internal control over financial reporting and, as the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

    o to oversee the quality and integrity of the Funds' financial statements and the independent audit thereof;

    o to oversee, or, as appropriate, assist Board oversight of, the Funds' compliance with legal and regulatory requirements that relate to the Funds' accounting and financial reporting, internal control over financial reporting and independent audits;

    o to approve prior to appointment the engagement of the Funds' independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds' independent auditors; and

    o to act as a liaison between the Funds' independent auditors and the full Board.

     The independent auditors for the Funds shall report directly to the Audit Committee.

RESPONSIBILITIES AND POWERS OF THE AUDIT COMMITTEE

     In carrying out its purposes, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and in the interest of establishing accounting and reporting practices of the Funds that are in accordance with all requirements.

     In carrying out its purposes, the Audit Committee shall have the following responsibilities and powers with respect to each Fund:

    o to approve prior to appointment the engagement of auditors to annually audit and provide their opinion on the Fund's financial statements, to recommend to those Board members who are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act) the selection, retention or termination of the Fund's independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors;

    o to approve prior to appointment the engagement of the auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser ("adviser affiliate") that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; and to develop, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund's auditors to provide any of the foregoing services, including policies and procedures by which the Audit Committee may delegate to one or more of its members authority to grant such pre-approvals on behalf of the Audit Committee (subject to subsequent reporting to the Audit Committee). The Audit Committee hereby delegates to each of its members the authority to pre-approve any non-audit services referred to above between meetings of the Audit Committee, provided that: (i) all reasonable efforts shall be made to obtain such pre-approval from the Chairperson of the Committee prior to seeking such pre-approval from any other member of the Committee; and (ii) all such pre-approvals shall be reported to the Audit Committee not later than the next meeting thereof.

    o to consider the controls applied by the auditors and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Audit Committee in a timely fashion;

    o to consider whether the non-audit services provided by the Fund's auditor to the Fund's investment adviser or any adviser affiliate that provides ongoing services to the Fund, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor's independence;

    o to receive at least annually and prior to the filing with the SEC of the independent auditors' report on the Fund's financial statements, a report from such independent auditors of: (i) all critical accounting policies and practices used by the Fund (or, in connection with any update, any changes in such accounting policies and practices), (ii) all material alternative accounting treatments within GAAP that have been discussed with management since the last annual report or update, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm, (iii) other material written communications between the independent auditors and the management of the Fund since the last annual report or update, (iv) a description of all non-audit services provided, including fees associated with the services, to the fund complex of which the Fund is a part since the last annual report or update that was not subject to the pre-approval requirements as discussed above; and (v) any other matters of concern relating to the Fund's financial statements, including any uncorrected misstatements (or audit differences) whose effects management believes are immaterial, both individually and in aggregate, to the financial statements taken as a whole. If this information is not communicated to the Audit Committee within 90 days prior to the audit report's filing with the SEC, the independent auditors will be required to provide an update, in the 90 day period prior to the filing, of any changes to the previously reported information;

    o to review the arrangements for and scope of the annual audit and any special audits;

    o to review and approve the fees proposed to be charged to the Fund by the auditors for each audit and non-audit service;

    o to consider information and comments from the auditors with respect to the Fund's accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund's critical accounting policies and practices), to consider management's responses to any such comments and, to the extent the Audit Committee deems necessary or appropriate, to promote improvements in the quality of the Fund's accounting and financial reporting and to determine whether recommendations for such improvements have been implemented;

    o to consider information and comments from the auditors with respect to, and meet with the auditors to discuss any matters of concern relating to, the Fund's financial statements, including any adjustments to such statements recommended by the auditors, and to review the auditors' opinion on the Fund's financial statements;

    o to resolve disagreements between management and the auditors regarding financial reporting;

    o to review with the Fund's principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Fund's internal control over financial reporting;

    o to establish procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Fund, its investment adviser, administrator, principal underwriter and any other provider of accounting related services to the Fund, of concerns about accounting or auditing matters, and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty;

    o to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund's accounting or financial reporting;

    o to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

    o to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers set forth in this charter.

     The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Audit Committee, for payment of compensation to the auditors for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Audit Committee deems necessary, and the authority to obtain specialized training for Audit Committee members, at the expense of the Fund.

     The Audit Committee may delegate any portion of its authority to a subcommittee of one or more members.

ROLE OF THE AUDIT COMMITTEE

     The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor's responsibility to plan and carry out a proper audit. Specifically, Fund's management is responsible for:
(1) the preparation, presentation and integrity of the Fund's financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this charter shall be construed to reduce the responsibilities or liabilities of the Funds' service providers, including the auditors.

     Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund's financial statements by the Audit Committee is not an audit, nor does the Audit Committee's review substitute for the responsibilities of a Fund's management for preparing, or the independent auditors for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Funds and, in serving on this Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

     In discharging their duties the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of a Fund whom the director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the director is not a member.

OPERATIONS OF THE AUDIT COMMITTEE

    o The Audit Committee shall meet at such times as the Committee may determine, no less frequently than annually, and is empowered to hold special meetings as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Audit Committee and send notice thereof.

    o The Audit Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Fund's bylaws.

    o The Audit Committee shall have the authority to meet privately and to admit non-members individually by invitation.

    o The Audit Committee shall regularly meet, in separate executive sessions, with representatives of Fund management and the Fund's independent auditors and, as the Committee deems appropriate, shall meet with internal legal counsel and compliance personnel of the Fund's investment adviser and with entities that provide significant accounting or administrative services to the Fund.

    o The Audit Committee shall prepare and retain minutes of its meetings, which shall be submitted to the Board, and appropriate documentation of decisions made outside of meetings by delegated authority.

    o The Audit Committee may select one of its members to be the chair and may select a vice chair.

    o A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Audit Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Audit Committee.

    o The Board shall adopt and approve this charter and may amend it on the Board's own motion. The Audit Committee shall review this charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

                                    EXHIBIT C

                                  VAN ECK FUNDS

                               VAN ECK FUNDS, INC.

                        VAN ECK WORLDWIDE INSURANCE TRUST

                          GOVERNANCE COMMITTEE CHARTER

ORGANIZATION

     There shall be a committee of each of the Boards of Trustees/Directors of each Van Eck Funds, Van Eck Funds, Inc., and Van Eck Worldwide Insurance Trust (the "Funds") to be known as the Governance Committee. The Governance Committee shall be composed of each trustee/director named to the Governance Committee who is not an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund and is free of any relationship that, in the opinion of the Board of Trustees/Directors, would interfere with their exercise of independent judgment as a committee member. As referred to herein, "management" of the Fund shall include employees and affiliated persons as defined in the 1940 Act of Van Eck Associates Corporation, or any of the Funds' investment advisers, distributor or sub advisers.

STATEMENT OF POLICY

     The Governance Committee shall provide assistance to the Funds' trustees/directors in fulfilling their responsibilities to the shareholders relating to corporate governance matters including, but not by way of limitation, nomination of trustees/directors, election of trustees/directors, retirement policies of non-interested trustees/directors, addressing and resolving conflicts of interests, and the quality and integrity of the functioning of the Board. In so doing, it is the responsibility of the Governance Committee to maintain free and open communication between the trustees/directors and the management of the Funds. The Governance Committee shall have access to independent counsel, auditors and other advisers, as it deems necessary.

     In discharging its responsibilities, the Governance Committee will have broad authority to react promptly and appropriately to changing conditions and to ensure practices of the Funds are in accordance with all legal requirements and are of the highest level of integrity.

RESPONSIBILITIES

     The Governance Committee will:

    o Meet at least once per year or more frequently as circumstances require. The committee may ask members of management and others to attend the meeting and provide pertinent information as necessary.

    o Investigate and consider any matter brought to its attention within the scope of its duties, with the power to retain outside counsel and other experts at the Fund's expense for this purpose as it deems appropriate.

    o Submit minutes of all meetings of the Governance Committee, or in the alternative, report to the full Board of Trustees/Directors on matters discussed at each committee meeting.

    o Review periodically the effectiveness and composition of the overall Board, Board Committees, and the Lead Director and other related matters giving consideration to such factors including: frequency of the meetings, nature and quality of the materials provided to the Board by management and others, adequacy of the time scheduled at meetings to adequately focus on agenda matters, input by the Board in setting the agenda, opportunity to meet separately with counsel and outside advisers, active and meaningful participation by members at Board meetings, appropriate and diverse skills and background of Board members, and agreement with management's objectives.

    o Review periodically the compensation of Board and Committee members for reasonableness.

    o Review the investment of trustees/directors in the Funds and review policies, such as a deferred compensation plan, intended to promote investment in the Funds by the trustees/directors.

    o Review activities, including actual or potential conflicts of interests, of Board members as they relate to any relationship with management to insure ongoing independence of Board members.

    o Adopt and review the adequacy and effectiveness of codes of ethics as it applies to the activities of the Board and management.

    o Review and recommend a retirement policy to the Board which may include the appropriateness of a mandatory retirement age, a grandfather provision for current board members, and consideration of terms and/or term limits for trustees/directors.

    o Perform such other functions as assigned by law, the Funds' charter or bylaws, or the Board of Trustees/Directors.

    o    Review periodically the adequacy of the Governance Committee Charter.

INDEMNIFICATION

     The Governance Committee and each of its members shall be indemnified and held harmless by the Funds from any loss, cost, liability, damage and/or expense (including reasonable attorneys' and accountants' fees and expenses) ("Loss") arising directly or indirectly from participation or service on the Governance Committee or actions taken (or not taken) by such member or the Governance Committee. Nothing in this paragraph shall relieve the Governance Committee or any member from Loss arising from gross negligence, willful misconduct or actions taken in bad faith. The Funds agree to maintain appropriate Directors/Officers liability insurance.

                                    EXHIBIT D

                              AMENDED EXCERPTS FROM
                                  VAN ECK FUNDS
                             MASTER TRUST AGREEMENT

                                   ARTICLE III
                                  THE TRUSTEES

                                       ***
                                   ARTICLE IV
                                     SHARES

                                       ***
            SECTION 4.2 ESTABLISHMENT AND DESIGNATION OF SUB-TRUSTS.

                                       ***

     (d) LIQUIDATION. The liquidation of any particular Sub-Trust may be authorized by vote of a majority of the Trustees then in office without the approval of shareholders of such Sub-Trust.

                                   ARTICLE VII
                                  MISCELLANEOUS

                                       ***
     SECTION 7.2 REORGANIZATION. The Trust, or any one or more Sub-Trusts, may, either as the successor, survivor, or non-survivor, (1) consolidate or merge with one or more other trusts, sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, to form a consolidated or merged trust, sub-trusts, partnership, limited liability company, association or corporation under the laws of which any one of the constituent entities is organized, with the Trust to be the survivor or non-survivor of such consolidation or merger or (2) transfer a substantial portion of its assets to one or more other trusts, sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, or have one or more such trusts, subtrusts, partnerships, limited liability companies, associations or corporations transfer a substantial portion of its assets to it, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the Trust, or one or more Sub-Trusts, as the case may be, in connection therewith. Any such consolidation, merger or transfer may be authorized by vote of a majority of the Trustees then in office without the approval of Shareholders of any Sub-Trust.

     SECTION 7.3 AMENDMENTS. All rights granted to the Shareholders under this Declaration of Trust are granted subject to the reservation of the right to amend this Declaration of Trust as herein provided, except that no amendment shall repeal the limitations on personal liability of any Shareholder or Trustee or repeal the prohibition of assessment upon the Shareholders without the express consent of each Shareholder or Trustee involved. Subject to the foregoing, the provisions of the Declaration of Trust (whether or not related to the rights of Shareholders) may be amended at any time, so long as such amendment does not adversely affect the rights of any Shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees). Any amendment to this Declaration of Trust that adversely affects the rights of Shareholders may be adopted at any time by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to a vote of a majority of such Trustees) when authorized to do so by the vote in accordance with subsection (e) of Section 4.2 of Shareholders holding a majority of the outstanding voting securities entitled to vote (as defined in the 1940
Act). Subject to the foregoing, any such amendment shall be effective as provided in the instrument containing the terms of such amendment or, if there is no provision therein with respect to effectiveness, upon the execution of such instrument and of a certificate (which may be a part of such instrument) executed by a Trustee or officer of the Trust to the effect that such amendment has been duly adopted.

                                                                        VEF 0106

                                   PLEASE VOTE THIS PROXY CARD TODAY!
[VAN ECK GLOBAL LOGO]     VOTING BY TELEPHONE: Call TOLL-FREE 1-888-221-0697 and
                                      follow the recorded instructions
                            VOTING BY INTERNET: Log on to www.proxyweb.com and
                                      follow the on-screen instructions
                              VOTING BY MAIL: Complete and return your Proxy
                                      Card in the addressed envelope.

                                    If you vote by telephone or Internet, you do not need to mail your proxy.

--------------------
 999 999 999 999 99   <--
--------------------

VAN ECK FUNDS                          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
FUND NAME PRINTS HERE                                   TO BE HELD MARCH 6, 2006

The undersigned shareholder of the above-referenced fund (the "Fund"), a series of Van Eck Funds, (the ~Company~), having received Notice of the Meeting of Shareholders of the Fund and the Proxy Statement accompanying such Notice, hereby constitutes and appoints Keith J. Carlson and Joseph J. McBrien, and each of them, true and lawful attorneys or attorney for the undersigned, with several powers of substitution, for and in the name, place and stead of the undersigned, to attend and vote all shares of the Fund which the undersigned would be entitled to vote at the Meeting to be held at 99 Park Avenue, 8th Floor, New York, New York 10016 on March 6, 2006 at 10:00 a.m. New York Time, and at any and all adjournments thereof, with all powers the undersigned would possess if personally present.

THIS PROXY IS SOLICITED ON BEHALF       IF NOT VOTING BY TELEPHONE, PLEASE SIGN,
OF THE BOARD OF TRUSTEES.            |    DATE AND RETURN THIS PROXY PROMPTLY
                                     |       USING THE ENCLOSED ENVELOPE.

                                              Date
                                                   -----------------------

                   -------------------------------------------------------------


                   -------------------------------------------------------------

                   Signature(s) and Title(s), if applicable    (Sign in the Box)

                   Note: Please date and sign exactly as name or names appear herein. When signing as attorney, executor, trustee, guardian, or officer of the corporation, please give your full title as such.
                                              |
                                              |               Van Eck Funds - dm

THIS PROXY CARD WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. PLEASE REFER TO THE ACCOMPANYING PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

                |  PLEASE  FILL IN BOX(ES) AS SHOWN  USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.  |X|  |
                |  PLEASE DO NOT USE FINE POINT PENS.                                                  |

THE BOARD RECOMMENDS A VOTE FOR THE PROPOSALS.

1.   To elect the following nominees as Trustees:                                                  FOR       WITHHOLD   FOR ALL
     (01) R. C. Cowell, (02) J. Lukomnik, (03) D.J. Olderman, (04) R.F. Peters,                    ALL         ALL      EXCEPT
     (05) W.H. Shaner, (06) R. A. Short, (07) R.D. Stamberger
                                                                                                   |_|         |_|        |_|
     TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, MARK THE BOX "FOR
     ALL EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE LINE BELOW.

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2.   To modify or eliminate fundamental investment restrictions to modernize                     FOR ALL     AGAINST    ABSTAIN
     the investment restrictions of the Funds;                                                   (EXCEPT       ALL        ALL
                                                                                                   AS
     (2A)  Borrowing                             (2I) Investing for the purposes of             INDICATED)
     (2B)  Underwriting                               exercising control
     (2C)  Lending                               (2J) Issuers whose securities are owned           |_|         |_|        |_|
     (2D)  Senior securities                          by officers and trustees of the fund
     (2E)  Real estate                                or its adviser
     (2F)  Commodities                           (2K) Margin (INVESTORS INTERNATIONAL
     (2G)  Concentration                              GOLD FUND ONLY)
     (2H)  Real estate limited partnerships,     (2L) Restricted securities and repurchase
           oil, gas, and minerals                     agreements (INVESTORS INTERNATIONAL
                                                      GOLD FUND ONLY)
                                                 (2M) Investment in other investment companies
                                                      (INVESTORS INTERNATIONAL GOLD FUND ONLY)
                                                 (2N) Puts, calls, straddles and spreads
                                                      (EMERGING MARKETS FUND AND GLOBAL HARD
                                                      ASSETS FUND ONLY)

     ------------------------------------------------------------------------
     INSTRUCTIONS: IF YOU WISH TO WITHHOLD A VOTE FROM A PARTICULAR
     SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF THE SUB-PROPOSAL
     ON THE LINE ABOVE AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".
                                                                                                   FOR       AGAINST    ABSTAIN
3A.  To approve an amendment to the Master Trust Agreement to remove certain
     provisions. (INVESTORS INTERNATIONAL GOLD FUND ONLY)                                          |_|         |_|        |_|
                                                                                                   |_|         |_|        |_|
3B.  To approve an amendment to the Master Trust Agreement to amend the                            |_|         |_|        |_|
     liquidation provision.

3C. To approve an amendment to the Master Trust Agreement to amend the reorganization provision.


|                               PLEASE SIGN AND DATE ON THE REVERSE SIDE.                       Van Eck Funds - dm |
|                                                                                                                  |
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